SCHEDULE 14C INFORMATION STATEMENT

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

            [X] Filed by the Registrant
            [ ] Filed by a Party other than the Registrant

                           Check the appropriate box:

            [ ] Preliminary Information Statement
            [ ] Confidential, for Use of the Commission Only (as permitted by
                Rule 14a-6(e)(2))
            [X] Definitive Information Statement

                     Interactive Marketing Technology, Inc.
                         Commission File Number: 0-29019

Payment of Filing Fee (Check the appropriate box):
[  ]     No fee required

[x] Fee computed on table below per Exchange Act Rules 14(a)6(i)(1) and 011.

         (1) Title of each class of securities to which investment applies:
         Common stock

         (2) Aggregate number of securities to which investment applies: approximately 109,623,006

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011: (set forth the amount on which the filing fee is calculated and state how it was determined): Pursuant to Rule 457(f)(2), the filing fee is based on the transaction value of US$1,170,427, which is the book value of the target as of September 30, 2004 which is anticipated to be acquired by means of a share exchange, times the fee rate multiplier. Pursuant to Section 14(g) of the Exchange Act, the fee was determined by multiplying the aggregate value of the transaction by 0.0001267.

         (4) Proposed Interactive Marketing aggregate value of transaction:
         $1,170,427 (based on the exchange rate of 1 HKD = 0.128651 USD as reported on November 14, 2004 as reported on XE.com).

         (5) Total fee paid: $148.29

Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                     Interactive Marketing Technology, Inc.
                         12400 Ventura Blvd., Suite 645
                          Studio City, California 91604

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY SHAREHOLDERS DEAR SHAREHOLDERS:

We are writing to advise you that Interactive Marketing Technology, Inc., a Nevada corporation, ("we" or "Interactive Marketing") has entered into Share Exchange Agreement ("Share Exchange" or "Share Exchange Agreement") with Metrolink Pacific Limited., ("Metrolink") a privately held British Virgin Islands corporation based in Hong Kong, and with its shareholder, to acquire Metrolink as our wholly-owned subsidiary. After the acquisition is concluded, we will change our corporate name to "China Artists Agency, Inc."

Pursuant to the terms of the Agreement, we will also effect a reverse split of our issued and outstanding common stock on a 1.69 to 1 basis and increase the authorized number of shares of our common stock, $.001 par value per share, from 60,000,000 to 200,000,000 as described in this Information Statement. Our purpose in effecting a reverse split of our outstanding shares and increasing the authorized number of shares of our common stock is to comply with the terms of the Share Exchange Agreement.

The increase in authorized common stock, reverse split and name change will not be effective until we amend our Articles of Incorporation by filing a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State. We intend to file the Certificates of Amendment twenty days after this information statement is first mailed to our shareholders.

The Share Exchange Agreement, reverse split, increase in authorized common stock and name change were approved on November 15, 2004, by unanimous approval of our Board of Directors. In addition, our majority shareholders approved the Share Exchange Agreement, reverse split, increase in authorized common stock and the name change by written consent in lieu of a meeting on November 15, 2004, in accordance with the relevant sections of the Nevada Revised Statutes.

Our purpose in entering into the Share Exchange, effecting the reverse split, increasing our authorized common stock and changing our name to "China Artists Agency, Inc." is to allow us to comply with the terms of an agreement we entered into with Metrolink to acquire and operate Metrolink as our wholly-owned subsidiary. We believe that the acquisition of Metrolink will increase our profitability and the total value of the corporation to our investors.

Finally, our Board of Directors has unanimously approved a spin-off of Interactive Marketing's existing business, including its assets and liabilities into a Nevada corporation we intend to form as a subsidiary which we plan to spin off into a separate public company. Additionally, shareholders representing a majority of Interactive Marketing's shares entitled to vote on such matters have consented in writing to the proposed action.

No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934, as amended. This information statement is being mailed to you on or about December 1, 2004.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. COMPLETION OF THE SHARE EXCHANGE TRANSACTION WILL RESULT IN A CHANGE IN CONTROL BY METROLINK AND AN ASSUMPTION OF METROLINK'S ASSETS, LIABILITIES AND OPERATIONS.

PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE SHARE EXCHANGE, THE SPIN OFF PROPOSAL, THE INCREASE IN AUTHORIZED COMMON STOCK, REVERSE SPLIT AND THE NAME CHANGE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE TRANSACTIONS.

By order of the Board of Directors,


/s/ Martin Goldrod
------------------------------
Martin Goldrod, President
Studio City, California


November 30, 2004

                     Interactive Marketing Technology, Inc.
                         12400 Ventura Blvd., Suite 645
                          Studio City, California 91604
                              a Nevada corporation

                         INFORMATION STATEMENT REGARDING
                       ACTION TAKEN BY WRITTEN CONSENT OF
                            MAJORITY OF SHAREHOLDERS


We are furnishing this shareholder information statement to you to provide you with information and a description of an action taken by written consent of our majority shareholders, on November 15, 2004, in accordance with the relevant Sections of the Nevada Revised Statutes. This action was taken by our majority shareholders who own in excess of the required majority of our outstanding common stock necessary for the adoption of the actions.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


This information statement is being mailed on or about December 1, 2004 to shareholders of record on November 15, 2004. The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.


We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.


PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE SHARE EXCHANGE, THE SPIN-OFF PROPOSAL, THE INCREASE IN AUTHORIZED COMMON STOCK, THE REVERSE SPLIT AND THE NAME CHANGE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THE SHARE EXCHANGE, THE SPIN-OFF PROPOSAL, THE INCREASE IN AUTHORIZED COMMON STOCK, THE REVERSE SPLIT AND THE NAME CHANGE AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.


GENERAL


On November 15, 2004, our Board of Directors unanimously approved, subject to shareholder approval, entering into the Share Exchange Agreement with Metrolink and an amendment to our Articles of Incorporation to change our corporate name to "China Artists Agency, Inc." On November 15, 2004, shareholders who own in excess of the required majority of our outstanding common stock necessary for the adoption of the action, approved the Agreement, the increase in authorized common stock, the reverse split and the name change. The full text of the proposed Share Exchange Agreement is attached hereto as Exhibit A and the full text of the proposed Certificate of Amendment to the Articles of Incorporation is attached hereto as Exhibit B. The Share Exchange Agreement is subject to amendment prior to the transaction being concluded.

Purpose of Share Exchange

Our Board of Directors believes it is desirable to enter into the Share Exchange Agreement with Metrolink to acquire Metrolink Pacific Limited, a privately held British Virgin Islands corporation operating in Hong Kong ("Metrolink"), as our wholly-owned subsidiary. We believe that the acquisition of Metrolink will increase our profitability and the total value of the corporation to our investors.

Procedure for Approval of Share Exchange; Vote Required

Because the actions contemplated by the Share Exchange Agreement require approval by a majority of our shareholders, a shareholder vote is required by the Nevada Revised Statutes. The Nevada Revised Statutes provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

On November 15, 2004, the record date for determination of the shareholders entitled to receive this Information Statement, there were 15,248,667 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the reverse split and the name change. Our Board, by its unanimous written consent, adopted resolutions approving the Share Exchange and the filing of the Certificate of Amendment to our Articles of Incorporation to complete the Share Exchange. By action of written consent, dated November 15, 2004, our majority shareholders who together own 7,691,667 shares, or 50.4% of the issued and outstanding shares of our common stock, approved the Share Exchange.

Effective Date of Share Exchange

The actions required by the terms of the Share Exchange will be given effect twenty days after this Information Statement is first mailed to shareholders.

Purpose of Change in Name of the Corporation AND INCREASE IN AUTHORIZED COMMON STOCK

Our Board of Directors believes it is desirable to change the name of the Company to "China Artists Agency, Inc.," and increase our authorized common stock to 200,000,000 shares to comply with the terms of the Share Exchange Agreement. Our purpose in changing our name reflects the fact that we entered into an agreement with Metrolink and Imperial International Limited, the 100% beneficial owner of Metrolink, to acquire Metrolink as our wholly-owned subsidiary. The terms of the Share Exchange Agreement also require that we have 200,000,000 shares of common stock authorized; our current authorized common stock is only 60,000,000 shares, and therefore the change is required. We believe that these changes to our Articles that enable us to complete the acquisition of Metrolink will increase our profitability and the total value of the corporation to our investors, though there is no guarantee that these actions will have that result.

Procedure for Approval of INCREASE IN AUTHORIZED COMMON STOCK AND Name Change; Vote Required

The actions to increase the authorized shares of our common stock and change our corporate name require amending our Articles of Incorporation. The Nevada Revised Statutes require that, in order for us to amend our Articles of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the outstanding shares entitled to vote. The Nevada Revised Statutes also provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

Purpose in EFFECTING THE REVERSE SPLIT


Our Board of Directors believes it is desirable to effect a 1.69 to 1 reverse split of our common stock, of which we currently have 15,248,667 shares issued and outstanding, resulting in approximately 9,027,777 shares issued and outstanding. The terms of the Share Exchange Agreement also require that we issue approximately 109,623,006 shares to Metrolink such that Metrolink becomes an approximate 85% holder of our outstanding common stock. We believe that these changes to accommodate the terms of the Share Exchange Agreement and complete the acquisition of Metrolink will increase our profitability and the total value of the corporation to our investors, though there is no guarantee that these actions will have that result.


Procedure for Approval of THE REVERSE SPLIT; Vote Required

In order to effect a reverse split of our outstanding common stock, the approval of a majority of the holders of our common stock is required. The Nevada Revised Statutes provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decision and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effect, and assumes that the newly issued common stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of the current common stock are advised to consult their own tax advisers regarding the federal income consequences of the proposed reverse stock split in light of their personal circumstances and the consequences under, state, local and foreign tax laws.

     o The reverse stock split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code.
     o No gain or loss will be recognized by the Company in connection with the reverse stock split.
     o No gain or loss will be recognized by a shareholder who exchanges all of his shares of current common stock solely for shares of post-reverse split common stock.
     o The aggregate basis of the shares of post-reverse split common stock to be received in the reverse stock split (including any whole shares received in lieu of fractional shares) will be the same as the aggregate basis of the shares of current common stock surrendered in exchange therefore.
     o The holding period of the shares of post-reverse split common stock to be received in the reverse stock split (including any whole shares received in lieu of fractional shares) will include the holding period of the shares of current common stock surrendered in exchange therefor.

SHAREHOLDER APPROVAL


On November 15, 2004, the record date for determination of the shareholders entitled to receive this Information Statement, there were 15,248,667 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders.

Thus, we needed the affirmative vote of at least a majority of the outstanding shares of our common stock, or 7,624,334 shares to approve the actions contemplated herein. Our Board, by its unanimous written consent, adopted a resolution approving an amendment to our Articles of Incorporation to effect the name change and increase our authorized shares of common stock. Our Board also approved giving effect to the reverse stock split. By action of written consent, dated November 15, 2004, our majority shareholders who own 7,691,667 shares, or 50.4% of the issued and outstanding shares of our common stock, approved the these actions, including approval of the Share Exchange Agreement, amending our Articles of Incorporation to change our name and increase our authorized common stock, and to approve the reverse split of our outstanding common stock.


Effective Date of Amendment

The amendment to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of a Certificate of Amendment to our Articles of Incorporation, attached hereto as Exhibit B. We intend to file the Certificates of Amendment twenty days after this Information Statement is first mailed to shareholders.


PROPOSED SPIN-OFF OF OUR CURRENT OPERATIONS

Our Board of Directors has unanimously approved a spin-off of Interactive Marketing's existing business, including its assets and liabilities, into a Nevada corporation we intend to form as our wholly-owned subsidiary (referred to in this Information Statement as the "Proposed Subsidiary"), into a separate public company. Additionally, shareholders representing a majority of Interactive Marketing's shares entitled to vote on such matters have consented in writing to the proposed action, as with the other proposed actions.
Purpose and Effect of the Proposed Spin Off
Spinning out the proposed entity, the Proposed Subsidiary will allow the subsidiary to operate as a separate public company and raise working capital through the sale of its own equity. This will allow our management to focus exclusively on our business after the Share Exchange Agreement is concluded, while at the same time, allowing the spun off company to have greater exposure by trading as an independent public company. Additionally, the shareholders and the market will then more easily identify the results and performance of Interactive Marketing (after it takes the name "China Artists Agency, Inc.") as a separate entity from that of the spun-off company.

Effect OF THE NAME CHANGE, REVERSE SPLIT, INCREASED in AUTHORIZED COMMON STOCK, SHARE EXCHANGE AGREEMENT AND SPIN-OFF on Certificates

Evidencing Shares of Interactive Marketing Technology, Inc. Stock

The changes described herein to the shares of common stock of Interactive Marketing Technology, Inc. will be reflected in its stock records by book-entry in Interactive Marketing Technology, Inc.'s records. For those shareholders that hold physical certificates, please do not destroy or send to Interactive Marketing Technology, Inc. your common stock certificates. Those certificates will remain valid for the number of shares shown thereon, after giving effect to the reverse split and should be carefully preserved by you.

Dissenters' Rights


Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares. The Nevada Revised Statutes does not provide for dissenters' right of appraisal in connection with the name change, increase in authorized common stock, the reverse split or the spin-off.

Interests of Certain Persons in Matters to Be Acted Upon

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Share Exchange, the reverse split or the name change which is not shared by all other shareholders of the Company.

Security Ownership of Certain Beneficial Owners and Management


The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of November 19, 2004, except as noted in the footnotes below, by:


     o Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;
     o    Each of our executive officers; and
     o    Each of our directors.


The following table sets forth certain information regarding the beneficial ownership of our common stock as of November 19, 2004, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

=================== =================================== ================================== ==================
    Title of Class              Name and Address                Amount and Nature          Percent of Class
                              of Beneficial Owner              of Beneficial Owner
------------------- ----------------------------------- ---------------------------------- ------------------
Common Stock        Martin Goldrod                                                               7.4%
                    12400 Ventura Blvd., Suite 645              1,125,000 shares
                    Studio City, CA 91604                president, treasurer, director
------------------- ----------------------------------- ---------------------------------- ------------------
Common Stock        Sandy Lang                                                                   43.1%
                    5120 Whitsett Ave.
                    Valley Village, CA 91604                    6,566,667 shares
------------------- ----------------------------------- ---------------------------------- ------------------
Common Stock        All directors and named executive                                            7.4%
                    officers as a group                         1,125,000 shares
=================== =================================== ================================== ==================

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

                               SUMMARY TERM SHEET

This summary term sheet does not contain all of the information that is important to you. You should carefully read the entire Information Statement and the Appendices, as well as the information we incorporate by reference.
                                  The Companies

Interactive Marketing Technology, Inc., a Nevada corporation, ("Interactive Marketing"). We were incorporated in the state of Nevada as Shur De Cor, Inc. on August 14, 1987. By 1999 Shur De Cor was a public company with no operations searching for a business opportunity. Shur De Cor merged with Interactive Marketing Technology, Inc., a New Jersey corporation ("Interactive New Jersey"), in an arm's length transaction in April of 1999. Interactive New Jersey was engaged in the business of direct marketing of consumer products and desired to become a public company. Shur De Cor was the surviving corporation and changed its name to Interactive Marketing Technology, Inc. Shur De Cor's management resigned and the management of Interactive New Jersey filled the vacancies.

Through our wholly-owned subsidiary, IMT's Plumber, Inc., we produced, marketed, and sold a licensed product called the Plumber's Secret, which was discontinued during fiscal 2001. In May 2002, we discontinued our former business. We have not conducted any business since this time. We intended to reenter our former business of direct marketing of proprietary consumer products in the United States and worldwide but have been unable to raise sufficient capital to do so.

We would have required additional financing to implement our business strategy. At this time, no such additional financing has been secured or identified. Since we have been unable to obtain debt and/or equity financing upon terms that management deems sufficiently favorable, it has hampered our ability to reenter our former business. Without additional capital funding, we have concluded that we cannot reenter our former business.

Former Business. We were engaged in the direct marketing of proprietary consumer products in the United States and worldwide. We facilitated the design and manufacture of products and developed market strategies for such products. Our goal was to generate awareness of new and better products for the home and family and initiate consumer brand recognition of our products in the marketplace. When appropriate, we contracted with well-known personalities to serve as spokespersons for a product to increase that product's credibility and marketability. We managed all phases of our direct marketing programs and retail marketing for the products we sold, including:

     *    Product selection, testing and development
     *    Securing all necessary or appropriate rights to the product
     * Supervision of the manufacturing process, quality control and packaging
     *    Production and broadcast of infomercials and commercials
     *    In-bound telemarketing, order fulfillment and customer service
     *    Print advertisements

However, upon recent analysis of operations to date, Interactive Marketing has decided to focus on evaluating other opportunities that may enhance stockholder value, including the acquisition of a product or technology, or pursuing a merger or acquisition of another business entity with long-term growth potential. Interactive Marketing's shares currently are listed for quotation by Pink Sheets LLC under the symbol "IAMK" and the closing price of its shares of common stock on November 12, 2004 was $0.10 per share.


Metrolink Pacific Limited ("Metrolink") a British Virgin Islands corporation. Metrolink Pacific Limited is a Hong Kong based company incorporated in the British Virgin Islands, and engaged in the business of artist management. Metrolink's registered corporate address is P.O. Box 3152, Road Town, Tortola, British Virgin Islands with its place of business at Unit 611 Miramar Tower, 132 Nathan Road, Tsim Shat Sui, Kowloon, Hong Kong. A more detailed description of Metrolink's operations is described in the sections entitled "Anticipated Operations Following the Share Exchange."


Metrolink's Parent Company. The owner of Metrolink is Imperial International Limited, a company incorporated under the laws of the British Virgin Islands ("Imperial"). Imperial owns all the issued and outstanding shares of Metrolink. The officers, directors and majority shareholders of Imperial are specified on the table below:

======================= ======================================= ================================== =================
    Title of Class                 Name and Address                     Amount and Nature          Percent of Class
                                 of Beneficial Owner                   of Beneficial Owner
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Chen Ming Yin, Tiffany
                        Unit 503C Miramar Tower
                        132 Nathan Road, Tsimshatsui Kowloon,       no shares directly owned              1%
                        Hong Kong                                           director
----------------------- --------------------------------------- ---------------------------------- -----------------
                        Li Yee Mei
                        Unit 503C Miramar Tower
                        132 Nathan Road, Tsimshatsui Kowloon,            no shares owned
                        Hong Kong                                           director                      0%
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Imperial International Limited                                                   100%
                        Unit 503C Miramar Tower
                        132 Nathan Road, Tsimshatsui Kowloon,
                        Hong Kong                                          120 shares
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            All directors and named executive           no shares directly owned               1%
                        officers as a group
======================= ======================================= ================================== =================

The parent company and 100% owner of Imperial is Together Again Limited. Together Again Limited is 51% owned by Colima Enterprises Limited, whose directors are Tang Chien Chang and Kim Min Sup, Mark. Together Again Limited is 49% indirectly owned by China Star Entertainment Limited, listed on the Main Board of The Stock Exchange of Hong Kong Limited. Chen Ming Yin, Tiffany has a direct 2.44% interest in China Star Entertainment Limited.


The authorized capital stock of Metrolink consists of 50,000 shares of par value US $1.00 per share, of which 120 such shares are issued and outstanding as of the date of this information statement.


Pursuant to the terms of the Agreement, we will acquire Metrolink as our wholly-owned subsidiary through a share exchange transaction. Following the Share Exchange, Interactive Marketing Technology shall continue as the parent corporation of Metrolink, but will take the name "China Artists Agency, Inc."


APPROVAL OF THIS SHARE EXCHANGE WILL RESULT IN A CHANGE IN OUR CONTROL TO CONTROL BY METROLINK'S MANAGEMENT AND THE ASSUMPTION OF METROLINK'S OPERATIONS AND LIABILITIES.

                            Preexisting Relationships

Metrolink and Interactive Marketing did not have any preexisting relationship prior to entering into the Share Exchange Agreement. To the best of our knowledge, none of Interactive Marketing's shareholders hold shares of Metrolink nor do any of the stockholders of Metrolink hold shares of Interactive Marketing Technology.

                         Structure of the Share Exchange

At the effective time of the Share Exchange:

     o Interactive Marketing acquire Metrolink as its wholly-owned subsidiary; and

     o Interactive Marketing will issue approximately 109,623,006 shares of its restricted common stock to the shareholders of Metrolink in exchange for 100% of the issued and outstanding shares of Metrolink.

As a result of the Share Exchange, Interactive Marketing shall be the parent corporation of Metrolink, and own 100% of the outstanding shares of Metrolink. The shareholders of Metrolink will become stockholders of Interactive Marketing. Imperial, Metrolink's parent corporation, will own approximately 85% of Interactive Marketing's issued and outstanding shares. Interactive Marketing will also issue additional shares as described below. The current stockholders of Interactive Marketing will own approximately 7% of the issued and outstanding shares of Interactive Marketing common stock, based on approximately 128,968,243 Interactive Marketing shares outstanding after the Share Exchange and subsequent issuances described below.

Pursuant to the terms of the Share Exchange Agreement, we have agreed to issue an additional 10,317,459 shares of our common stock as follows to conclude the transaction: 6,809,524 shares to Orient Financial Services Limited and 3,507,936 shares to Emerging Growth Partners, Inc. Following the conclusion of the transaction described herein, we estimate that our significant shareholders will be as follows:

======================= =========================================== ================================== ==================
    TITLE OF CLASS                   NAME AND ADDRESS                       AMOUNT AND NATURE          PERCENT OF CLASS
                                   OF BENEFICIAL OWNER                     OF BENEFICIAL OWNER                (6)
----------------------- ------------------------------------------- ---------------------------------- ------------------
Common Stock            Chen Ming Yin, Tiffany (1)                      no shares directly owned,
                        Unit 503C Miramar Tower
                        132 Nathan Road, Tsimshatsui Kowloon,
                        Hong Kong                                               director                      0%
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Tang Chien Chang(1)
Common Stock            Unit 503C Miramar Tower
                        132 Nathan Road, Tsimshatsui Kowloon,           no shares directly owned,
                        Hong Kong                                               director                      0%
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Imperial International Limited (2)                 109,623,006 shares               85.00%
Common Stock            Unit 503C Miramar Tower
                        132 Nathan Road, Tsimshatsui Kowloon,
                        Hong Kong
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Orient Financial Services Limited (3)
Common Stock            18/Fl 1 International Finance Ctr
                        1 Harbourview, Central
                        Hong Kong                                           6,809,524 shares                 5.28%
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Emerging Growth Partners, Inc.(4)
Common Stock            468 North Camden Dr., Suite 200
                        Beverly Hills, CA 90210                             3,507,936 shares                 2.72%
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Interactive Marketing's Existing
Common Stock            shareholders as a group (5)
                        c/o 12400 Ventura Blvd., Suite 645
                        Studio City, CA 91604                               9,027,777 shares                 7.00%
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Sandy Lang (5)
Common Stock            5120 Whitsett Ave.
                        Valley Village, CA 91604                            3,884,507 shares                 3.01%
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        All directors and named executive               no shares directly owned              0%
Common Stock            officers as a group
======================= =========================================== ================================== ==================

(1) Chen Ming Yin, Tiffany, is a direct 2.44% shareholder of China Star Entertainment Limited, ("China Star"), which is an indirect 49% owner of Together Again Limited ("Together Again"). Tang Chien Chang is indirectly a 50% owner of Colima Enterprises Limited ("Colima"), a 51% owner of Together Again. Imperial International Limited is 100% owned by Together Again. Imperial International Limited is anticipated to own approximately 85% of Interactive Marketing.
(2) Imperial International Limited is 100% owned by Together Again. Together Again is 51% owned by Colima, whose directors are Tang Chien Chang and Kim Min Sup, Mark. Colima is 50% owned by Stylish Century Enterprises, Inc., ("Stylish") whose director is Kim Min Sup, Mark; Stylish is 100% owned by Mantex Holdings Limited, whose owner and director is Kim Min Sup, Mark. Colima is 50% owned by Givon Enterprises Corp., ("Givon") whose director is Tang Chien Chang; Givon is 100% owned by Chartwell Overseas Limited ("Chartwell"), whose owner and director is Tang Chien Chang. Together Again is 49% owned by China Star, listed on the Main Board of The Stock Exchange of Hong Kong Limited. China Star is 2.44% owned directly by Ms. Chen Ming Yin, Tiffany; 13.39% owned by Porterstone Limited ("Porterstone"); 4.74% owned by Mr. Heung Wah Keung, and 6.09% owned by Dorest Company Limited ("Dorest"). Dorest is 100% owned by Glenstone Investments Limited ("Glenstone"); Glenstone is 40% owned by Mr. Heung Wah Kueng, and 60% owned by Porterstone.
(3) Messrs. Nils Ollquist and David Sih are the directors and shareholders of Orient Financial Services Ltd. (4) Mr. Kevin Welch is the director and primary shareholder of Emerging Growth Partners, Inc. (5) Mr. Sandy Lang is one of Interactive Marketing's existing shareholders as described herein. (6) Figures may vary slightly due to rounding.

We are relying on Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Act") in regard to the shares we anticipate issuing pursuant to the Share Exchange. We believe this offering qualifies as a "business combination" as defined by Rule 501(d). Reliance on Rule 506 requires that there are no more than 35 non-accredited purchasers of securities from the issuer in an offering under Rule 506. Metrolink has represented to us that they have one stockholder, who has certified to Metrolink that it is an `accredited investor' as defined in Rule 501(a) of Regulation D. Metrolink also has represented to us that there has been no advertising or general solicitation in connection with this transaction.

             Interactive Marketing's Reasons for the Share Exchange

Interactive Marketing's board of directors considered various factors in approving the Share Exchange and the Share Exchange Agreement, including:

     o    its inability to expand its current level of operations;
     o the business operations and financial resources possessed by Metrolink;
     o    Metrolink's prospects for the future;
     o the quality and experience of management services available and the depth of Metrolink management;
     o    Metrolink's potential for growth or expansion;
     o    Metrolink's profit potential; and
     o an anticipated increase in stockholder value as a result of the Share Exchange.


Interactive Marketing's board of directors considered various factors, but primarily that Interactive Marketing's management has not been able to expand Interactive Marketing's operations to profitability. In considering the Share Exchange with Metrolink, Interactive Marketing's board of directors anticipated that this lack of profitability was likely to continue for the foreseeable future. Given those circumstances, Interactive Marketing's board decided that the best course of action for Interactive Marketing and its shareholders was to enter into and conclude the proposed Share Exchange with Metrolink, after which Interactive Marketing's management would resign. In agreeing to the Share Exchange, Interactive Marketing's board hoped that by relinquishing control to Metrolink's management and adopting Metrolink's assets and operations, that such a move would eventually add value to Interactive Marketing and the interests of its shareholders. Interactive Marketing's board of directors reached this conclusion after analyzing Metrolink's operations, intellectual property and managerial resources, which are described in more detail below. Interactive Marketing's board of directors believes that acquiring Metrolink's potential for profitable operations by means of the Share Exchange was the best opportunity to increase value to Interactive Marketing's shareholders. Interactive Marketing's board of directors did not request a fairness opinion in connection with the Share Exchange.


                   Metrolink's Reasons for the Share Exchange

Metrolink's board of directors considered various factors in approving the Share Exchange and the Share Exchange Agreement, including:

     o the increased market liquidity expected to result from exchanging stock in a private company for publicly traded securities of Interactive Marketing;
     o the ability to use registered securities to make acquisition of assets or businesses;
     o    increased visibility in the financial community;
     o    enhanced access to the capital markets;
     o    improved transparency of operations; and
     o perceived credibility and enhanced corporate image of being a publicly traded company.

Metrolink's board of directors did not request a fairness opinion in connection with the Share Exchange.

                                  Risk Factors

This information statement contains "forward looking statements" which can be identified by the use of forward-looking words such as "believes", "estimates", "could", "possibly", "probably", "anticipates", "estimates", "projects", "expects", "may" or "should" or other variations or similar words. No assurances can be given that the future results anticipated by the forward-looking statements will be achieved. The following matters constitute cautionary statements identifying important factors with respect to those forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results anticipated by those forward-looking statements. Among the key factors that have a direct bearing on our results of operations are the effects of various governmental regulations, the fluctuation of our direct costs and the costs and effectiveness of our operating strategy. Other factors could also cause actual results to vary materially from the future results anticipated by those forward-looking statements.

The Share Exchange entails several risks, including:

     o Upon completion of the Share Exchange, we will assume Metrolink's plan of operation, which may require substantial additional funds to fully implement. Metrolink's management anticipates that after giving effect to the Share Exchange, substantial additional funds may be required to implement its business plan. However, there can be no assurance that management will be successful in raising such additional capital.

     o Our current stockholders will be diluted by the shares issued as part of the Share Exchange and may be diluted by future issuances of shares to satisfy our working capital needs. We are issuing approximately 109,623,006 shares of our common stock to the shareholder of Metrolink as part of the Share Exchange. The above issuances, along with anticipated issuances to raise working capital, will reduce the percentage ownership of our current stockholders to 7% of the issued outstanding shares of our common stock.

     o The market price of our common stock may decline as a result of the Share Exchange if the integration of the Interactive Marketing and Metrolink businesses is unsuccessful.

     o The stockholders of Metrolink will own approximately 85% of our common stock following completion of the Share Exchange, which will limit the ability of other stockholders to influence corporate matters.


                      Risks Related to Metrolink's Business

Metrolink depends on a limited pool of acting and recording talent. Its failure to maintain or renew contracts with these individuals will significantly hinder its ability to generate revenues.

Metrolink manages the contracts of acting talent and recording artists in relation to those artists' engagements with, among other things, the film, recording, television and video industry. It depends on a pool of individuals willing and able to accept production assignments as negotiated. Metrolink's ability to succeed will be significantly impaired if it is unable to arrange for suitable projects for its talent while providing them with attractive compensation packages. The highly personalized nature of the services contracted for and required in this industry makes it extremely difficult to predict the availability of current and future performers, Metrolink's ability to continue to engage that talent and Metrolink's ability arrange for suitable engagements for their services. Metrolink is materially dependent upon the continued availability of such talent and opportunities for their engagement. Metrolink's failure to continue those operations will significantly hinder its ability to conduct business and generate revenues.

Metrolink caters exclusively to the film, television, and recording and movie industries and therefore is affected by changes or trends occurring within those industries.

The film, recording, television and movie industries, and entertainment industry in general is a speculative venture which involves substantial risks. There is no certainty that the engagements that Metrolink arranges, the talent it engages ad the efforts and expenditures it makes will continue to result in commercially profitable business. The marketability of Metrolink's talent will be affected by numerous factors which affect the motion picture, recording, television and video industries and are beyond its control. These factors include market fluctuations, and the general state of the economy, including the rate of inflation, consumer tastes and local economic conditions, which can affect peoples' discretionary spending. These factors or any combination of these factors may hinder Metrolink's ability to generate revenues consistently.

Metrolink's operating results will fluctuate due to a number of factors, including but not limited to, risks associated with the development, production, and completion of film, recording, television or video projects.

Due to the numerous factors that affect how a film, television program, musical recording or other artistic production is developed and produced, Metrolink cannot be certain as to how successful its operations will be at any given time. Additional variables that will affect its success include location and timing of film, television, recording or video productions and the conditions under which the talent that Metrolink engages are required to perform. Typically, project production dates for larger scale endeavors are well in advance of release dates. Smaller scale production endeavors are usually scheduled closer to their release date.

Metrolink anticipates that its operating results will fluctuate as a result of these and other factors, including overall trends in the economy and client engagement patterns, which are characterized by individual engagements from clients rather than long-term contracts. As such, it may not be able to anticipate, for more than a few months in advance, the number, size and profitability of talent engagements in a given period. Consequently, the operating results for one quarter are not necessarily indicative of the operating results for future quarters.

Metrolink may be subject to litigation in connection with talent it engages and its operations will be adversely affected as a consequence of such litigation.

Metrolink may be engaged in litigation from time to time, during the ordinary course of business, in connection with disputes as to contract interpretations, compensation and other matters. Metrolink may not be able to adequately forecast the effect such litigation will have on its operations. Any litigation that Metrolink may become involved in may hinder its ability to conduct operations.

Metrolink competes with Emperor Entertainment Group in the Hong Kong market for talent and may not succeed in obtaining or keeping artistic talent in our pool of individuals.

Metrolink believes that Emperor Entertainment Group is one of its primary competitors. Emperor Entertainment Group is based in Hong Kong, and engages in the production and distribution of local and foreign records, artiste management, and organization of concerts, stage performances and dramas.

Emperor may be able to maintain or increase its market share by negotiating more favorable terms with artists and obtaining a greater pool of talent with which to operate. Metrolink expects ongoing competition and pricing pressure from Emperor. Metrolink cannot guarantee that it will be able to obtain market share or profitability.

Risks related to owning our common stock:


Metrolink's principal security holder, Imperial International Limited, will own approximately 85% of our outstanding common stock at the conclusion of the Share Exchange, allowing this shareholder to control matters requiring approval of our shareholders.

Metrolink's principal security holder will own approximately 85% of our outstanding shares of common stock following the conclusion of the Share Exchange. Such concentrated control of the company may adversely affect the price of our common stock. Metrolink's principal security holder will control matters requiring approval by our security holders, including the election of directors. Such concentrated control may also make it difficult for our shareholders to receive a premium for their shares of our common stock in the event we merge with a third party or enter into different transactions which require shareholder approval. In addition, certain provisions of the Nevada Revised Statutes could have the effect of making it more difficult or more expensive for a third party to acquire, or of discouraging a third party from attempting to acquire, control of us in the future.


Because our common stock will be subject to the "penny stock" rules, the level of trading activity in our stock may be reduced, which may make it difficult for investors in its common stock to sell their shares.

Broker-dealer practices in connection with transactions in "penny stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks, like shares of our common stock, generally are equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on NASDAQ. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, broker-dealers who sell these securities to persons other than established customers and "accredited investors" must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. Consequently, these requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security subject to the penny stock rules, and investors in our common stock may find it difficult to sell their shares.

Directors and Senior Management of Interactive Marketing Following the Share Exchange

Following completion of the Share Exchange, the board of directors of Interactive Marketing will resign and new appointees will consist of directors which will be designated by Metrolink. The management and directors are anticipated to include Ms. Chen Ming Yin, Tiffany and Mr. Tang Chien Chang.

Tiffany Chen Ming Yin, 47, is anticipated to join our board of directors. Ms. Chen has produced a number of blockbuster films and is the vice chairman and executive director of two Hong Kong Main Board listed companies in the entertainment and multi-media industries. She has over 15 years of experience in those industries. Ms. Chen is not an officer or director of any other US reporting company.

Tang Chien Chang, 46, is anticipated to join our board of directors. Mr. Tang has been self-employed as a businessman and investor in the entertainment industry for at least the last five years. Mr. Tang is not an officer or director of any other US reporting company.

There is no family relationship between any of our current and proposed officers and directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                     MANAGEMENT FOLLOWING THE SHARE EXCHANGE

We currently have 15,248,667 shares of our common stock issued and outstanding. Following the contemplated reverse split, we will have approximately 9,027,777 shares issued and outstanding. Pursuant to the terms of the Share Exchange, we anticipate that approximately 109,623,006 shares of our common stock will be issued to Metrolink's shareholders will result in approximately 128,968,243 shares of our common stock outstanding after giving effect to the Share Exchange.

APPROVAL OF THE SHARE EXCHANGE WILL RESULT IN A CHANGE IN CONTROL FROM OUR MANAGEMENT TO CONTROL BY METROLINK'S MANAGEMENT AND THE ASSUMPTION OF METROLINK'S OPERATIONS AND LIABILITIES.

The following table sets forth certain information regarding the beneficial ownership of our common stock after giving effect to the Share Exchange and the reverse split by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

====================== =========================================== ================================= ==================
 TITLE OF CLASS                     NAME AND ADDRESS                      AMOUNT AND NATURE          PERCENT OF CLASS
                                  OF BENEFICIAL OWNER                    OF BENEFICIAL OWNER                (6)
---------------------- ------------------------------------------- --------------------------------- ------------------
                       Sandy Lang
  Common Stock         5120 Whitsett Ave.                                  3,884,507 shares                3.01%
                       Valley Village, CA 91604
---------------------- ------------------------------------------- --------------------------------- ------------------
                       Martin Goldrod                                       665,493 shares                 0.52%
  Common Stock         12400 Ventura Blvd., Suite 645
                       Studio City, CA 91604                         former officer and director
---------------------- ------------------------------------------- --------------------------------- ------------------
                       Together Again Limited (1)
  Common Stock         Unit 503C Miramar Tower                            109,623,006 shares               85.0%
                       132 Nathan Road, Tsimshatsui Kowloon,
                       Hong Kong
---------------------- ------------------------------------------- --------------------------------- ------------------
                       Chen Ming Yin, Tiffany (2)
  Common Stock         Unit 503C Miramar Tower                        no shares directly owned,             0%
                       132 Nathan Road, Tsimshatsui Kowloon,                   director
                       Hong Kong
---------------------- ------------------------------------------- --------------------------------- ------------------
                       Tang Chien Chang (2)
  Common Stock         Unit 503C Miramar Tower                        no shares directly owned,             0%
                       132 Nathan Road, Tsimshatsui Kowloon,                   director
                       Hong Kong
---------------------- ------------------------------------------- --------------------------------- ------------------
                       Imperial International Limited (3)
  Common Stock         Unit 503C Miramar Tower                            109,623,006 shares               85.0%
                       132 Nathan Road, Tsimshatsui Kowloon,
                       Hong Kong
---------------------- ------------------------------------------- --------------------------------- ------------------
                       Orient Financial Services Limited (4)                                               5.28%
  Common Stock         18/Fl 1 International Finance Ctr                   6,809,524 shares
                       1 Harbourview, Central
                       Hong Kong
---------------------- ------------------------------------------- --------------------------------- ------------------
                       Emerging Growth Partners (5)                                                        2.72%
  Common Stock         468 North Camden Dr., Suite 200                     3,507,936 shares
                       Beverly Hills, CA 90210
---------------------- ------------------------------------------- --------------------------------- ------------------
  Common Stock         All officers and directors as a group           no shares directly owned             0%
====================== =========================================== ================================= ==================

(1) Together Again is anticipated to indirectly own an approximately 85% share of Metrolink Pacific Limited after the Share Exchange is concluded in that Together Again owns 100% of Imperial International Limited, which will be an approximately 85% owner of our issued and outstanding common stock.
(2) Chen Ming Yin, Tiffany, is a direct 2.44% shareholder of China Star), which is an indirect 49% owner of Together Again. Tang Chien Chang is indirectly a 50% owner of Colima Enterprises Limited ("Colima"), a 51% owner of Together Again. Imperial International Limited is 100% owned by Together Again. Imperial International Limited is anticipated to own approximately 85% of Interactive Marketing.
(3) Imperial International Limited is 100% owned by Together Again. Together Again is 51% owned by Colima, whose directors are Tang Chien Chang and Kim Min Sup, Mark. Colima is 50% owned by Stylish, whose director is Kim Min Sup, Mark; Stylish is 100% owned by Mantex Holdings Limited, whose owner and director is Kim Min Sup, Mark. Colima is 50% owned by Givon, whose director is Tang Chien Chang; Givon is 100% owned by Chartwell, whose owner and director is Tang Chien Chang. Together Again is 49% owned by China Star, listed on the Main Board of The Stock Exchange of Hong Kong Limited. China Star is 2.44% directly owned by Ms. Chen Ming Yin, Tiffany; 13.39% owned by Porterstone, 4.74% owned by Mr. Heung Wah Keung, and 6.09% owned by Dorest. Dorest is 100% owned by Glenstone; Glenstone is 40% owned by Mr. Heung Wah Kueng, and 60% owned by Porterstone.
(4) Messrs. Nils Ollquist and David Sih are the directors and shareholders of Orient Financial Services Ltd. (5) Mr. Kevin Welch is the director and primary shareholder of Emerging Growth Partners, Inc. (6) Figures may vary due to rounding.


Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and generally includes voting or investment power with respect to securities. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of Metrolink's common stock shown as beneficially owned by him.

Interests of Directors, Executive Officers and Principal Stockholders in the Share Exchange

Some of the directors and executive officers of Metrolink have interests in the Share Exchange that are different from, or are in addition to, the interests of their shareholders. These interests include positions as directors or executive officers of Interactive Marketing following the Share Exchange, potential benefits under employment or benefit arrangements as a result of the Share Exchange, and potential severance and other benefit payments in the event of termination of employment following the Share Exchange. On November 19, 2004, Metrolink's directors, executive officers and their affiliates owned approximately 100% of Metrolink common stock entitled to vote on adoption of the Share Exchange Agreement. The board of Interactive Marketing was aware of these interests and considered them in approving the Share Exchange.

Anticipated Operations Following the Share Exchange.


Description of Metrolink's Business. Metrolink Pacific Limited ("Metrolink") is a Hong Kong based company incorporated in the British Virgin Islands, and engaged in the business of, among other things, artist management.

Metrolink, which was founded in August 1999, has under contract a large number of Hong Kong and mainland China's leading film and recording stars. Metrolink operates under a similar business model to the US based Creative Artists Agency ("CAA") and International Creative Management ("ICM") by managing, on a turnkey basis, all of its clients film and recording contract commitments as well as product endorsements and advertising. Metrolink provides training, management and agency services to both new and established artists and is actively engaged in image management promotion and marketing of its clients. In return for its services management, receives up to 80% of gross revenues due under contracts negotiated on behalf of its clients.

Given the success of Hong Kong stars such as Jackie Chan and Michelle Yeoh, Metrolink recently began making its clients available for US based productions and anticipates US based revenues to becoming a significant contributor to operating income over the next 12 months. As of September, 2004 Metrolink managed 8 performance contracts and 18 management contracts with well known stars and artists in Hong Kong/China.


Among other things, Metrolink intends to utilize the entertainment industry experience and resources of the existing management of IAMK in developing opportunities for joint productions with US and Asian artists, including "fusion" US/Chinese film projects and joint distribution of movie libraries. Development of these joint opportunities will underscore continued growth in profitability of Metrolink.

In 2003, Metrolink generated audited net income of approximately US$3.6 million on revenues of approximately US$6 million. On the basis of existing client contracts alone, Metrolink's management estimates its 2004 revenues at approximately US$7.8 million and net income at approximately US$4.8 million.

According to recent industry research conducted by CTR and AdamGO, advertising on television and print media in China amounted to approximately US$19 billion in 2003, representing an increase of 40% over the previous year. With China's accession to the World Trade Organization, Beijing's successful bid for the 2008 Olympic Games and the implementation of the Closer Economic Partnership Arrangement trade pact with Hong Kong, industry projections are for advertising expenditures to increase over 50% in 2004.

As China transitions to a market based, customer driven economy, advertising and entertainment expenditures are increasing exponentially. Metrolink holds a significant advantage as increasing demand for its' soft assets i.e. clients, is reflected in higher production and advertising budgets for film and TV product necessary to feed increasing demand both for entertainment and consumer products.

As one of the top artist management agencies in Asia, Metrolink believes it is positioned to generate significant revenue growth as both demand for and the price of its entertainment talent increases. Metrolink's management expects that growth in the China market alone will underwrite enormous increases in the number of film and TV productions and corresponding demand for popular talent.

Given its close association with China Star Group and ability to minimize overhead costs, Metrolink estimates that it generates a net profit margin in excess of 60%. Metrolink's management believes that its leading market position gives it leverage in negotiating contracts with production houses and advertisers and management is actively developing the company to be the CAA of the Asian entertainment industry. The relationship with former management of IAMK will add an important additional dimension to Metrolink's growth.

Artist contracts. Metrolink's artists comprise mainly of actors and actresses who act and may also perform as vocalists, although their main talent is acting. Metrolink estimates that it is the main provider of management and related services to artists appearing in primarily international and Asian Pacific area films. Metrolink currently has management contracts and performance contacts with a number of artists, as indicated below. A management contract is where Metrolink and or one or more of its subsidiaries serve as a manager for that talent. A performance contract is an arrangement by which Metrolink and or one of its subsidiaries sells or commits the artist to directors and producers for films. There is no commission basis as in artist contracts, but fees are charged at a mark-up for the artist's services in regard to the film. The specific terms of these contracts are of a confidential nature.


Management's Discussion and Analysis of Operations. According to its management, Metrolink's net volume of business per year is as follows:

----------------------------- --------------------- ---------------------------
         Period                     Amount                      US $
                                                            Equivalent(1)
----------------------------- --------------------- ---------------------------
        Net 2002                 HK$14,504,483               $1,866,416
----------------------------- --------------------- ---------------------------
        Net 2003                 HK$45,102,220               $5,803,690
----------------------------- --------------------- ---------------------------
        Net 2004                 HK$31,500,498               $4,053,439
  (for the nine months
ending September 30, 2004)
----------------------------- --------------------- ---------------------------
(1) based on the exchange rate of 1 HKD = 0.128651 USD as reported on November 14, 2004 on XE.com.

Metrolink's management estimates that its monthly burn rate is approximately HK$720,000, or approximately US $92,632. As of September 30, 2004, Metrolink has approximately HK$6,300,000 in cash, or approximately US $810,675 and no outstanding bank loans. Metrolink's financial statements through the period ending September 30, 2004 are attached hereto as an exhibit. Exchange rates are based on the exchange rate of 1 HKD = 0.128651 USD as reported on November 14, 2004 on XE.com.


Subsidiaries. Metrolink has three wholly-owned subsidiaries, which together have collaborated with numerous agents and brokers and as a group have established a massive database of artists to satisfy the various demands for talent in different cities in the People's Republic of China ("PRC"). These subsidiaries are: China Star Management Limited, a Hong Kong corporation; Anglo Market International Limited, a British Virgin Islands corporation; and Metrolink Global Limited, a British Virgin Islands corporation. All have their offices located at Unit 611 Miramar Tower, 132 Nathan Road, Tsim Sha Tsui, Kowloon, Hong Kong.


China Star Management is in the business talent management and talent brokering including locating projects, contract negotiations, works scheduling, artistry training and development, image building and improvement, conducting on-going publicity campaigns and providing personal assistant service in Hong Kong. Metrolink Global mainly manages one artist's PRC business. Anglo Market manages all the other artists' overseas business, i.e. other than Hong Kong, such as the PRC and elsewhere.

Competition. Metrolink estimates that Emperor Entertainment Group is one of its primary competitors. Emperor Entertainment Group is based in Hong Kong, and is emerging a market competitor of the entertainment industry in Hong Kong. Emperor Entertainment Group engages in the production and distribution of local and foreign records, artist management, and organization of concerts, stage performances and dramas. Metrolink's talent comprises mainly of actors and actresses who appear in films and may also perform as vocalists, although their main talent is in acting. In contrast, Emperor's artists are mainly local singers who also incidentally appear in films and other performances. Therefore, Metrolink believes that it is primarily a provider of management and related services to acting talent, while Emperor is a competitor in a slightly different market, that of vocalists. In addition, Metrolink's artists tend to appear in more international and Asia Pacific films whereas Emperor's artists tend to appear in more productions local to Hong Kong.

Government regulations. Metrolink's activities are subject to various governmental laws and regulations concerning business activities generally. Metrolink believes it is in compliance with all applicable laws and regulations.

Research and development. Metrolink is not currently conducting any research and development activities. Metrolink does not anticipate conducting such activities in the near future.

Executive Compensation. Metrolink has one employee whose annual compensation exceeds US $50,000 per year. That individual is Metrolink's Talent Controller & PR Manager, Li Yee Mei, whose annualized salary is approximately US $120,417, based on a monthly salary of HK$78,000 and the exchange rate of 1 HKD = 0.128651 USD as reported on November 14, 2004 on XE.com.

Employees. At September 30, 2004, Metrolink employs approximately 13 full-time employees. Metrolink believes that its relationship with its employees is good and is not a party to any collective bargaining agreements.

Facilities. Metrolink's administrative offices are located at Unit 611, Miramar Tower, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong; these facilities measure approximately 2,500 square feet. Metrolink believes its office space is adequate for its purposes for the next twelve to eighteen months.

Legal Proceedings. From time to time, Metrolink may be involved in litigation relating to claims arising out of our operations in the normal course of business. Metrolink currently is not a party to any legal proceedings, the adverse outcome of which, in its management's opinion, individually or in the aggregate, would have a material adverse effect on its results of operations or financial position.

    Anticipated Liquidity and Capital Resources Following the Share Exchange

We will assume Metrolink's assets and liabilities following the Share Exchange.

Metrolink's management anticipates that after giving effect to the Share Exchange, substantial additional capital may be required to implement its business plan. However, there can be no assurance that management will be successful. If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of our stockholders will be reduced, stockholders may experience additional dilution and such securities may have rights, preferences and privileges senior to those of our common stock. There can be no assurance that additional financing will be available on terms favorable to us or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to fund expansion, take advantage of unanticipated acquisition opportunities, develop or enhance services or products or respond to competitive pressures. Such inability could harm our business, results of operations and financial condition.

                What We Need to Do to Complete the Share Exchange

Interactive Marketing and Metrolink will complete the Share Exchange only if the conditions set forth in the Share Exchange Agreement are satisfied or, in some cases, waived. These conditions include:

     o the approval and adoption of the Share Exchange Agreement by the requisite vote of the stockholders of Interactive Marketing and Metrolink and other parties;
     o no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or Governmental Entity which prohibits, restrains, enjoins or restricts the consummation of the Share Exchange;
     o    accuracy of each company's representations and warranties;
     o performance by each company of its obligations under the Share Exchange Agreement; and o the mailing of this information to all Interactive Marketing stockholders as of the record date.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Some statements in this Proxy Statement contain certain "forward-looking" statements of management of Interactive Marketing. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as "may," "shall," "could," "expect," "estimate," "anticipate," "predict," "probable," "possible," "should," "continue," or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.


                         FINANCIAL AND OTHER INFORMATION

               Interactive Marketing Audited Financial Statements

The financial statements of Interactive Marketing as of February 29, 2004 and February 28, 2003 and are contained in Interactive Marketing's Annual Report on Form 10-KSB for the year ended February 29, 2004 which is included in this document as Exhibit D. These financial statements have been audited by Malone and Bailey, independent auditors. You are encouraged to review the financial statements, related notes and other information included elsewhere in this filing.

                    Metrolink Unaudited Financial Statements

The financial statements of Metrolink Pacific Limited ("Metrolink") for the period ending September 30, 2004 are attached hereto as Exhibit E. These statements were prepared by Metrolink's management.

                          Summary Financial Information

The following gives a summary of the most recent unaudited balance sheet data of Interactive Marketing as of August 31, 2004 and (2) the unaudited statements of operations data of Interactive Marketing for the six months ended August 31, 2004.

Income Statement                          Interactive Marketing                 Interactive Marketing
                                         Six month period ending                     Year ending
                                             August 31, 2004                      February 29, 2004
                                                    $                                     $
Income                                              0                                     0
Gross Profit (Operating Loss)                       0                                     0
Net Loss                                            0                                     0
Net Loss Per Share                                 0.00                                  0.00



Balance Sheet                                August 31, 2004                      February 29, 2004
                                                    $                                     $
Total Assets                                        0                                     0
Total Liabilities                                741,497                               741,497
Shareholders' Equity (Deficit)                  (741,497)                             (741,497)


The following gives a summary of the most recent unaudited balance sheet data of Metrolink for the period from January 1, 2004 to September 30, 2004 and (2) the unaudited statements of operations data of Metrolink for the period from January
1, 2004 to September 30, 2004.

      Income Statement                           Metrolink
                                      Period from January 1, 2004 to                Equivalent in US$
                                            September 30, 2004
                                                    HK$
      Net Income                               31,501,127.97                           4,052,660
      Net Profit                               25,030,610.35                           3,220,220
      Dividend paid                           (25,000,000.00)                         (3,216,282)
      Net Income Per Share                        209,000                                26,888



      Balance Sheet                        September 30, 2004
                                                   HK$                                   US$
      Total Assets                            26,541,068.89                           3,414,542
      Total Liabilities                       17,445,849.31                           2,244,430
      Shareholders' Equity                    9,097,670.58                            1,170,426

(1) based on the exchange rate of 1 HKD = 0.128651 USD as reported on November
14, 2004 on XE.com.

This information is only a summary. You should also read the historical information, management's discussion and analysis and related notes of Interactive Marketing contained it its Quarterly Report on Form 10-QSB as filed with the Securities and Exchange Commission for the six month period ended August 31, 2004, which are incorporated by reference into this document and the historical financial statements, management's discussion and analysis and related notes for Interactive Marketing contained elsewhere in this document.

We are providing above financial and other information for informational purposes only. It does not necessarily represent or indicate what the financial position and results of operations of Interactive Marketing will be once the Share Exchange is concluded.


                      DESCRIPTION OF THE PROPOSED SPIN-OFF

Spin-off. We are considering the potential spin-off of the wholly-owned subsidiary (the "Proposed Subsidiary") we intend to form which will continue to pursue our former business and commence operations. We will form this Proposed Subsidiary in Nevada. We propose to eventually distribute all of the issued and outstanding shares of the Proposed Subsidiary's common stock pro rata to all of our stockholders of record of Interactive Marketing as of November 19, 2004. Each stockholder will receive one share of the Proposed Subsidiary's common stock for each share of common stock of Interactive Marketing, which will be issued simultaneously with the effectiveness of a Registration Statement to be filed at a future date with the Securities and Exchange Commission. You will not be required to pay cash or provide any other consideration or to surrender or exchange any shares of our common stock in order to receive the distribution of the Proposed Subsidiary's common stock.

Prior to releasing the common stock of the Proposed Subsidiary to shareholders, we intend to file the relevant Registration Statement with the Securities and Exchange Commission for the purpose of registering the Proposed Subsidiary common stock under the Securities Exchange Act of 1934. Shares of the Proposed Subsidiary's common stock will be issued and distributed once the Registration Statement is effective. Until the Registration Statement is effective the shares of the Proposed Subsidiary will be recorded as book entry with the transfer agent.

Our reasons for considering the spinning off of this Proposed Subsidiary are as follows: o to allow our current management to focus exclusively on its former business; and o to allow the spun off company to have greater exposure by trading as an independent public company.

Any offering of the securities of the Proposed Subsidiary will be made only by means of a prospectus included in a registration statement to be filed with the Securities and Exchange Commission. This information statement shall not constitute an offer to sell or solicitation of an offer to buy any securities.

                   RISKS ASSOCIATED WITH THE PROPOSED SPIN-OFF

There is no guarantee that Interactive Marketing's management and the Board of Directors will proceed with the spin-off.

The proposed spin-off is subject to a number of contingencies and Interactive Marketing reserves the right to revoke the proposed spin-off at any time prior to the distribution date. There can be no assurances that the proposed spin-off will actually occur. Our Board of Directors may determine not to proceed based on any number of reasons, including overall economic conditions, general stock market conditions and the continuing results of Interactive Marketing, as well as the risk factors listed from time to time in the SEC filings of Interactive Marketing. Interactive Marketing can give no assurance that any such transaction will be consummated.

The Proposed Subsidiary could still be subject to the Penny Stock Rules once its common stock becomes eligible for trading, though there is no guarantee they will ever become eligible for trading. These rules may adversely affect trading in the Proposed Subsidiary's common stock.

We expect that if the Proposed Subsidiary's common stock does not qualify for registration on a recognized exchange, it will be a "low-priced" security under rules promulgated under the Securities Exchange Act of 1934. In accordance with these rules, broker-dealers participating in transactions in low-priced securities must first deliver a risk disclosure document which describes the risks associated with such stocks, the broker-dealer's duties in selling the stock, the customer's rights and remedies and certain market and other information. Furthermore, the broker-dealer must make a suitability determination approving the customer for low-priced stock transactions based on the customer's financial situation, investment experience and objectives. Broker-dealers must also disclose these restrictions in writing to the customer, obtain specific written consent from the customer, and provide monthly account statements to the customer. The effect of these restrictions will probably decrease the willingness of broker-dealers to make a market in Proposed Subsidiary's common stock, decreases liquidity of Proposed Subsidiary's common stock and increases transaction costs for sales and purchases of Proposed Subsidiary's common stock as compared to other securities.

                             ADDITIONAL INFORMATION


Interactive Marketing will furnish without charge to any stockholder, upon written or oral request, any documents filed by Interactive Marketing pursuant to the Securities Exchange Act. Requests for such documents should be addressed to Interactive Marketing, Inc., 12400 Ventura Blvd., # 645, Studio City, California 91604. Documents filed by Interactive Marketing pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission's web site (http://www.sec.gov).


                               DISSENTERS' RIGHTS

As an owner of Interactive Marketing common stock, you have the right to dissent from this Share Exchange and obtain cash payment for the "fair value" of your shares, as determined in accordance with the Nevada Revised Statutes ("NRS"). Below is a description of the steps you must take if you wish to exercise dissenters' rights with respect to the Share Exchange under NRS Sections 92A.300 to 92A.500, the Nevada dissenters' rights statute. The text of the statute is set forth in Exhibit C. This description is not intended to be complete. If you are considering exercising your dissenters' rights, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters' rights. Failure to take any one of the required steps may result in termination of your dissenters' rights under Nevada law. If you are considering dissenting, you should consult with your own legal advisor.

To exercise your right to dissent, you must:

     o before the effective date of the share exchange, deliver written notice to us at Interactive Marketing, Inc., 12400 Ventura Blvd., # 645, Studio City, California 91604, Attn: Corporate Secretary, stating that you intend to demand payment for your shares if the Share Exchange is completed; and
     o not vote your shares in favor of the Share Exchange, either by proxy or in person.

If you satisfy those conditions, we will send you a written dissenter's notice within 10 days after the Share Exchange is effective. This dissenter's notice will:

     o specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;
     o inform holders of uncertificated shares to what extent the transfer of their shares will be restricted after their payment demand is received;
     o supply a form of payment demand that includes the date the Share Exchange was first publicly announced and the date by which you must have acquired beneficial ownership of your shares in order to dissent;
     o set a date by when we must receive the payment demand, which may not be less than 30 or more than 60 days after the date the dissenters' notice is delivered; and
     o    provide you a copy of Nevada's dissenters' rights statute.

After you have received a dissenter's notice, if you still wish to exercise your dissenters' rights, you must:

     o demand payment either through the delivery of the payment demand form to be provided or other comparable means;
     o certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter's notice; and
     o deposit your certificates, if any, in accordance with the terms of the dissenter's notice.

Failure to demand payment in the proper form or deposit your certificates as described in the dissenter's notice will terminate your right to receive payment for your shares pursuant to Nevada's dissenters' rights statute. Your rights as a stockholder will continue until those rights are canceled or modified by the completion of the Share Exchange.

Within 30 days after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the Share Exchange until the date of payment). The payment will be accompanied by:

     o our balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholders' equity for that year, and the latest available interim financial statements, if any;
     o an explanation of how we estimated the fair value of the shares and how the interest was calculated;
     o information regarding your right to challenge the estimated fair value; and
     o    a copy of Nevada's dissenters' rights statute.

We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter's notice. If we withhold payment, after the consummation of the Share Exchange, we will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights to demand payment under NRS Section 92A.480.

If you believe that the amount we pay in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your estimate and ours. You must make such demand within 30 days after we have made or offered payment; otherwise, your right to challenge our calculation of fair value terminates.

If there is still disagreement about the fair market value within 60 days after we receive your demand, we will petition the District Court of Clark County, Nevada to determine the fair value of the shares and the accrued interest. If we do not commence such legal action within the 60-day period, we will have to pay the amount demanded for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

     o the amount of the fair value of the shares, plus interest, in excess of the amount we paid; or
     o the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

We will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatiously or in bad faith, in which case the costs will be equitably distributed. Attorney fees will be divided as the court considers equitable.

Failure to follow the steps required by NRS Sections 92A.400 through 92A.480 for perfecting dissenters' rights may result in the loss of such rights. If dissenters' rights are not perfected, you will be entitled to receive the consideration receivable with respect to such shares in accordance with the Share Exchange agreement. In view of the complexity of the provisions of Nevada's dissenters' rights statute, if you are considering objecting to the Share Exchange you should consult your own legal advisor.

                                   Exhibit A

                            SHARE EXCHANGE AGREEMENT


         SHARE EXCHANGE AND REORGANIZATION AGREEMENT, dated as of November 17, 2004 (the "Agreement"), between INTERACTIVE MARKETING TECHNOLOGY, INC., a Nevada corporation ("IAMK"); and METROLINK PACIFIC LIMITED, a British Virgin Islands ("BVI") corporation ("MPL"), and IMPERIAL INTERNATIONAL LIMITED, the 100% beneficial stockholder of MPL (the "MPL Shareholder"), ORIENT FINANCIAL SERVICES LIMITED and EMERGING GROWTH PARTNERS INC.


                                  INTRODUCTION


         IAMK desires to acquire all of the issued and outstanding shares of MPL (together with all securities representing equity ownership in MPL, "MPL Capital Stock") solely in exchange for an aggregate of 109,623,006 shares of authorized, but theretofore unissued, shares of common stock, par value $0.01 per share, of IAMK (the "IAMK Common Stock"), representing 85.0% of the fully diluted outstanding IAMK Common Stock giving effect to such issuance. The MPL Shareholder desires to exchange all of its beneficially owned shares of MPL Capital Stock solely for shares of IAMK Common Stock in the amount set forth herein.

         Prior to the date hereof, the respective boards of directors or analogous governing body of each of IAMK and MPL have, and the MPL Shareholder has, approved and adopted this Agreement and it is the intent of the parties hereto that the transactions contemplated hereby be structured so as to qualify as a tax-free exchange under Subchapter C of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and the provisions of this Agreement will be interpreted in a manner consistent with this intent.

         NOW, THEREFORE, in consideration of the premises and mutual representations, warranties and covenants herein contained, the parties hereby agree as follows:


                                    ARTICLE I

                       ACQUISITION AND EXCHANGE OF SHARES

         Section 1.01 The Agreement. The parties hereto hereby agree that IAMK shall acquire all of the issued and outstanding shares of MPL Capital Stock solely in exchange for an aggregate of 109,623,006 shares of authorized, but theretofore unissued, shares of IAMK Common Stock. The parties hereto agree that at the closing of the transactions contemplated by this Agreement (the "Closing"): (i) MPL will become a wholly-owned subsidiary of IAMK subject to the conditions and provisions of Section 1.03 hereof; and (ii) IAMK will amend its certificate and articles of incorporation and other related charter and authorization documents with the relevant state authorities so as to cause the corporate name thereof to be reasonably satisfactory to MPL.

         Section 1.02      Exchange of Shares.

         (a) At the Closing, IAMK will cause to be issued and held for delivery to the MPL Shareholder or its designees, stock certificates representing an aggregate of 109,623,006 shares of IAMK Common Stock, representing 85.0% of the fully diluted outstanding IAMK Common Stock giving effect to such issuance, in exchange for all of the issued and outstanding shares of MPL Capital Stock, which shares will be delivered to IAMK at the Closing.

         (b) The shares of IAMK Common Stock to be issued pursuant to paragraph
(a) of this Section 1.02 will be authorized, but theretofore unissued shares of IAMK Common Stock, and will be issued to the MPL Shareholder or as directed thereby as set forth in Schedule 1.02(b) hereof credited as fully paid.

         (c) All shares of IAMK Common Stock to be issued hereunder shall be deemed "restricted securities" as defined in paragraph (a) of Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), and the MPL Shareholder will represent in writing that they are acquiring said shares for investment purposes only and without the intent to make a further distribution of such shares. All shares of IAMK Common Stock to be issued under the terms of this Agreement shall be issued pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder. Certificates representing the shares of IAMK Common Stock to be issued hereunder shall bear a restrictive legend in substantially the following form:

         The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered for sale, sold, or otherwise disposed of, except in compliance with the registration provisions of such Act or pursuant to an exemption from such registration provisions, the availability of which is to be established to the satisfaction of the Company.

         Section 1.03 Closing. Conditional upon MPL and MPL Shareholder being in their sole and absolute discretion satisfied with the content of the IAMK Disclosure Letter (as defined in Section 2.01) and notifying such to IAMK in writing and there being no breach of any of the representations and warranties of IAMK as set out in Section 2.01 or otherwise in this Agreement, the Closing will take place at a date and time (the "Closing Date") and place to be mutually agreed upon by the parties hereto, which shall be on or before December 20, 2004 (or such later date as the parties may agree in writing), and will be subject to the provisions of Article IV of this Agreement. At the Closing:

         (a) MPL Shareholder will deliver to IAMK share certificates or other evidences representing all of the issued and outstanding MPL Capital Stock, duly endorsed, so as to make IAMK the holder thereof, free and clear of all liens, claims and other encumbrances;

         (b) IAMK will deliver to, or at the direction of, the MPL Shareholder, in accordance with Schedule 1.02(b) hereof, stock certificates representing an aggregate of 109,623,006 shares of IAMK Common Stock, which certificates will bear a standard restrictive legend in the form customarily used with restricted securities and as set forth in Section 1.02(c) above and which shares shall represent approximately 85.0% of the outstanding IAMK Common Stock giving effect to the issuance thereof and the issuance of 10,317,459 shares of IAMK Common Stock issued pursuant to Section 3.01(q);

         (c) IAMK will deliver an Officer's Certificate as described in Sections 4.02(a) and 4.02(b) hereof, dated the Closing Date, certifying that all representations, warranties, covenants, and conditions set forth herein by IAMK are true and correct and not misleading as of, or have been fully performed and complied with by, the Closing Date;

         (d) MPL will deliver an Officer's Certificate as described in Sections 4.01(a) and 4.01(b) hereof, dated the Closing Date, certifying that all representations, warranties, covenants and conditions set forth herein by MPL are true and correct as of, or have been fully performed and complied with by, the Closing Date; and

         (e) IAMK will deliver to MPL evidence that all filings required to be made by it as mentioned in Sections 2.01(c) above has been completed.

         Section 1.04 Approval by Board of Directors. In anticipation of this Agreement, IAMK has taken all necessary and requisite corporate and other action, including without limitation, actions of the Board of Directors in order to approve this Agreement and all transactions contemplated hereby and in connection herewith.

         Section 1.05 Consummation of Transaction. If at the Closing, no condition exists which would permit any of the parties to terminate this Agreement, or a condition then exists and the party entitled to terminate because of that condition elects not to do so, then the transactions herein contemplated shall be consummated upon such date, and then and thereupon, IAMK will file any additional necessary documents that may be required by the State of Nevada, the United States of America, or otherwise.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         Section 2.01 Representations and Warranties of IAMK. IAMK hereby represents and warrants to, and agrees with, MPL and the MPL Shareholder that all representations and statements in this Section 2.01 or otherwise contained in this Agreement are and will be true and accurate in all respects as at the date hereof and at all times up to and as at Closing:

         (a) Organization and Qualification. Other than as set forth in Section A of the disclosure letter from IAMK to MPL and the MPL Shareholder in the agreed form (the "IAMK Disclosure Letter"), IAMK has no subsidiaries or affiliated corporation or owns any interest (whether directly or indirectly) in any other enterprise (whether or not such enterprise is a corporation). IAMK is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets, to issue an aggregate of 119,940,465 IAMK Common Stock contemplated herein and to carry on the businesses in which it is now engaged and the businesses in which it contemplates engaging. Other than as set forth in Section A of the IAMK Disclosure Letter, IAMK is duly qualified to transact the businesses in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its businesses makes such qualification necessary.


         (b) Capitalization. The authorized capital stock of IAMK immediately prior to a share consolidation of approximately 1.69 to 1 and prior to giving effect to the transactions contemplated hereby to consist of 100,000,000 shares, $.001 par value, of IAMK Common Stock, of which 9,027,777 shares are outstanding, and zero shares of preferred stock. Prior to Closing, IAMK shareholders shall approve and caused to become effective the charter amendments contemplated by Section 3.01 hereof. Each of such outstanding shares of IAMK Common Stock is validly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive or similar right of stockholders. There is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of IAMK or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of IAMK. There is outstanding no security or other instrument convertible into, or exchangeable or exercisable for, capital stock of IAMK.

         (c) Financial Condition. IAMK is required to and has prior to closing filed with the United States Securities and Exchange (the "SEC") true and correct copies of the following: audited balance sheets of IAMK as of fiscal year-ended February 28, 2003 and 2004; and unaudited balance sheets of IAMK for the quarterly periods ended May 31, 2004 and August 31, 2004; audited statements of income, statements of stockholders' equity, and statements of cash flows of IAMK for the years ended February 28, 2003 and 2004; and unaudited statements of income, statements of stockholders' equity, and statements of cash flows of IAMK for the quarterly periods ended May 31, 2004 and August 31, 2004. Each such balance sheet shall present fairly the financial condition, assets, liabilities, and stockholders' equity of IAMK as of its respective date; each such statement of income and statement of stockholders' equity shall present fairly the results of operations of IAMK for the period indicated; and each such statement of cash flows shall present fairly the information purported to be shown therein. The financial statements referred to in this Section 2.01(c) will have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved and shall be in accordance with the books and records of IAMK. The financial statements referred to in this
Section 2.01(c) contain all certifications and statements required the SEC's Order, dated June 27, 2002, pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460), Rule 13a-14 or 15d-14 under the Exchange Act, or 18 U.S.C.
Section 1350 (Sections 302 and 906 of the Sarbanes-Oxley Act of 2002) with respect to the report relating thereto. Since August 31, 2004:

         (i) there has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of IAMK;

         (ii) IAMK has not authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of IAMK; and


         (iii) the operations and businesses of IAMK have been conducted in all respects only in the ordinary course, except as described in the filings made by IAMK with the SEC.


There is no fact known to IAMK which materially adversely affects or in the future (as far as IAMK can reasonably foresee) may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of IAMK; provided, however, that IAMK expresses no opinion as to political or economic matters of general applicability. IAMK has made known, or caused to be made known, to the accountants or auditors who have prepared, reviewed, or audited the aforementioned consolidated financial statements all material facts and circumstances which could affect the preparation, presentation, accuracy, or completeness thereof.


         (d) Tax and Other Liabilities. IAMK does not have any material liability of any nature, accrued or contingent, including, without limitation, liabilities for federal, state, local, or foreign taxes and penalties, interest, and additions to tax ("Taxes"), and liabilities to customers or suppliers, other than the following:

         (i) Liabilities for which full provision has been made on the balance sheet and the notes thereto (the "Last IAMK Balance Sheet") as of February 28, 2004 (the "Last IAMK Balance Sheet Date") referred to in Section 2.01(c); and


         (ii) Other liabilities arising since the Last IAMK Balance Sheet Date and prior to Closing in the ordinary course of business (which shall not include liabilities to customers on account of defective products or services) which are not material nor inconsistent with the representations and warranties of IAMK or any other provision of this Agreement.


Without limiting the generality of the foregoing, the amounts set up as provisions for Taxes on the Last IAMK Balance Sheet are sufficient for all accrued and unpaid Taxes of IAMK, whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Last IAMK Balance Sheet Date or now in effect, for the period ended on such date and for all fiscal periods prior thereto. The execution, delivery, and performance of this Agreement by IAMK will not cause any Taxes to be payable (other than those that may possibly be payable by the MPL Shareholder as a result of the contribution of their shares of MPL Capital Stock to IAMK) or cause any lien, charge, or encumbrance to secure any Taxes to be created either immediately or upon the nonpayment of any Taxes other than on the properties or assets of the MPL Shareholder. The Internal Revenue Service has audited and settled or the statute of limitations has run upon all federal income tax returns of IAMK for all taxable years up to and including the taxable year ended February 28, 2004. IAMK has filed all federal, state, local, and foreign tax returns required to be filed by it; has delivered to the MPL Shareholder a true and correct copy of each such return which was filed in the past six years; has paid (or has established on the Last IAMK Balance Sheet a reserve for) all Taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable; and has delivered to the MPL Shareholder a true and correct copy of any report as to adjustments received by it from any taxing authority during the past six years and a statement as to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report.

         (e) Litigation and Claims. Except as described in Section G of the IAMK Disclosure Letter, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best of IAMK's knowledge, threatened, or in prospect (or any basis therefor known to IAMK) with respect to IAMK or any of its businesses, properties, or assets. IAMK is not affected by any present or threatened strike or other labor disturbance nor to the knowledge of IAMK, is any union attempting to represent any employee of IAMK as collective bargaining agent. IAMK is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree which violation or default would have a material adverse effect on IAMK or its business and operations; nor is IAMK required to take any action in order to avoid such violation or default.


         (f)      Properties.


                  (i) IAMK owns no real property. IAMK has good title to all personal properties and assets material to IAMK and used in its businesses or owned by it (except real and other properties and assets material to IAMK as are held pursuant to leases or licenses described in Section B or C of the IAMK Disclosure Letter), free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances (except such as are listed in Section D of the IAMK Disclosure Letter).


                  (ii) Set forth in Section B of the IAMK Disclosure Letter is a true and complete list of all tangible properties and assets owned by IAMK or leased or licensed by IAMK from or to a third party (including inventory but not including Intangibles (as hereinafter defined)), and with respect to such properties and assets leased or licensed by IAMK from or to a third party, a description of such lease or license. All such properties and assets (including Intangibles) owned by IAMK are reflected on the Last IAMK Balance Sheet (except for acquisitions subsequent to the Last IAMK Balance Sheet Date and prior to the Closing Date, which are either noted in Section B or C of the IAMK Disclosure Letter or are approved in writing by MPL). All tangible properties and assets owned by IAMK or leased or licensed by IAMK from or to a third party are in good and usable condition (reasonable wear and tear which is not such as to affect adversely the operation of the businesses of IAMK excepted).


                  (iii) To the best of IAMK's knowledge, no real property leased or licensed by IAMK from or to a third party lies in an area which is, or will be, subject to zoning, use, or building code restrictions which would prohibit, and, to the best of IAMK's knowledge, no state of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, or licensing of any real or personal property exists or will exist which would prevent, the continued effective ownership, leasing, or licensing of such real property in the businesses in which IAMK is now engaged or the businesses in which it contemplates engaging.


                  (iv) The properties and assets (including Intangibles (as hereinafter defined)) owned by IAMK (other than those leased or licensed by IAMK to a third party) or leased or licensed by IAMK from a third party constitute all such properties and assets which are necessary to the businesses of IAMK as presently conducted.


                  (v) IAMK has not caused or permitted its businesses properties, or assets to be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce, or process any Hazardous Substance (as such term is defined in this Section 2.01(f)(v)) except in compliance with all applicable laws, rules, regulations, orders, judgments, and decrees, and has not caused or permitted the Release (as such term is defined in this Section 2.01(f)(v)) of any Hazardous Substance on or off the site of any property of IAMK. The term "Hazardous Substance" shall mean any hazardous waste, as defined by 42 U.S.C. ss.6903(5), any hazardous substance, as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant, as defined by 42 U.S.C. ss.9601(33), and all toxic substances, hazardous materials, or other chemical substances regulated by any other law, rule, or regulation. The term "Release" shall have the meaning set forth in 42 U.S.C. ss.9601(22).


         (g) Contracts and Other Instruments. Section D of the IAMK Disclosure Letter contains a true and correct statement of the information required to be contained therein regarding material contracts, agreements, instruments, leases, licenses, arrangements, or understandings with respect to IAMK. IAMK has furnished to the MPL Shareholder (i) the certificate of incorporation (or other charter document) and by-laws of IAMK and all amendments thereto, as presently in effect, and (ii) the following: (A) true and correct copies of all material contracts, agreements, and instruments referred to in Section D of the IAMK Disclosure Letter; (B) true and correct copies of all material leases and licenses referred to in Section B or C of the IAMK Disclosure Letter hereto; and
(C) true and correct written descriptions of all material supply, distribution, agency, financing, or other arrangements or understandings referred to in Section B or C of the IAMK Disclosure Letter. To the best of IAMK's knowledge, neither IAMK nor (to the knowledge of IAMK) any other party to any such material contract, agreement, instrument, lease, or license is now or expects in the future to be in violation or breach of, or in default with respect to complying with, any term thereof, and each such material contract, agreement, instrument, lease, or license is in full force and is (to the best of IAMK's knowledge in the case of third parties) the legal, valid, and binding obligation of the parties thereto and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to them in accordance with its respective terms. Each such material supply, distribution, agency, financing, or other arrangement or understanding is a valid and continuing arrangement or understanding; neither IAMK nor any other party to any such arrangement or understanding has given notice of termination or taken any action inconsistent with the continuance of such arrangement or understanding; and the execution, delivery, and performance of this Agreement will not prejudice any such arrangement or understanding in any way. IAMK enjoys peaceful and undisturbed possession under all material leases and licenses under which it is operating. IAMK is not party to, or bound by, any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or (to the knowledge of IAMK) may in the future have a material adverse effect on the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of IAMK. IAMK has not engaged within the last five years in, is not engaging in, and does not intend to engage in any transaction with, and has not had within the last five years, does not now have, and does not intend to have any material contract, agreement, instrument, lease, license, arrangement, or understanding with, any stockholder of IAMK, any director, officer, or employee of IAMK (except for employment agreements listed in Section D of the IAMK Disclosure Letter and employment and compensation arrangements described in Section E of the IAMK Disclosure Letter), any relative or affiliate of any stockholder of IAMK or of any such director, officer, or employee, or any other corporation or enterprise in which any stockholder of IAMK, any such director, officer, or employee, or any such relative or affiliate then had or now has a 5% or greater equity or voting or other substantial interest, other than those listed and so specified in Section D of the IAMK Disclosure Letter. The stock ledgers and stock transfer books relating to all issuances and transfers of stock by IAMK and the minute book records of IAMK and all proceedings of the stockholders and the Board of Directors and committees thereof of IAMK since their respective incorporations made available to counsel to MPL and the MPL Shareholder are the original stock ledgers and stock transfer books and minute book records of IAMK or exact copies thereof. IAMK is not in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter document) or by-laws.

         (h)      Employees.


                  (i) IAMK does not have, or contribute to, any pension, profit-sharing, option, other incentive plan, or any other type of Employee Benefit Plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or has any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written, except as set forth in Section E of the IAMK Disclosure Letter. IAMK has furnished to MPL and the MPL Shareholder: (A) true and correct copies of all documents evidencing plans, obligations, or arrangements referred to in Section E of the IAMK Disclosure Letter (or true and correct written summaries, so initialed, of such plans, obligations, or arrangements to the extent not evidenced by documents) and true and correct copies, so initialed, of all documents evidencing trusts, summary plan descriptions, and any other summaries or descriptions relating to any such plans; (B) the two most recent annual reports (Form 5500's), if any, including all schedules thereto and the most recent annual and periodic accounting of related plan assets with respect to each Employee Benefit Plan; (C) the two most recent actuarial valuations with respect to each Pension Plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA; and (D) the most recent determination letter issued by the Internal Revenue Service with respect to each Pension Plan.


                  (ii) If any Employee Benefit Plan of IAMK were to be terminated on the day prior to Closing Date, (A) no liability under Title IV of ERISA would be incurred by IAMK or MPL and (B) all Accrued Benefits (as defined in this Section 2.01(h)(ii)) to such day prior to the Closing Date (whether or not vested) would be fully funded in accordance with the assumptions contained in the regulations of the Pension Benefit Guaranty Corporation governing the funding of terminated defined benefit plans. For purposes hereof, "Accrued Benefits" shall include the value of disability, pre-retirement, death benefits, and all supplements, subsidized, ancillary, and optional forms of benefits. All Accrued Liabilities (for contributions or otherwise) (as defined in this Section 2.01(h)(ii)) of IAMK as of the Closing Date to each Employee Benefit Plan and with respect to each obligation to, or customary arrangement with, employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written, have been paid or accrued for all periods ending prior to the Closing Date and no payment to any Employee Benefit Plan or with respect to any such obligation or arrangement since the Last IAMK Balance Sheet Date has been disproportionately large compared to prior payments. For purposes hereof, "Accrued Liabilities" shall include a pro rata contribution to each Employee Benefit Plan or with respect to each such obligation or arrangement for that portion of a plan year or other applicable period which commences prior to, and ends after, the Closing Date, and Accrued Liabilities for any portion of a plan year or other applicable period shall be determined by multiplying the liability for the entire such year or period by a fraction, the numerator of which is the number of days preceding the Closing Date in such year or period and the denominator of which is the number of days in such year or period, as the case may be.


                  (iii) There has been no violation of the reporting and disclosure requirements imposed either under ERISA or the Code for which a penalty has been or may be imposed with respect to any Employee Benefit Plan of IAMK. There has been no breach of fiduciary duty or responsibility with respect to any Employee Benefit Plan of IAMK. No Employee Benefit Plan of IAMK or related trust has any liability of any nature, accrued or contingent, including without limitation liabilities for Taxes, other than for routine payments to be made in due course to participants and beneficiaries, except as set forth in Section E of the IAMK Disclosure Letter. IAMK does not have any formal plan or commitment, whether or not legally binding, to create any additional or modify any existing Employee Benefit Plan or benefit obligation or arrangement described in Section 2.01(h)(i)). Each Employee Benefit Plan of IAMK which is a group health plan within the meaning of Section 5000(b)(1) of the Code is and has been maintained in full compliance with the applicable requirements of
Section 4980B of the Code. Other than the health care continuation requirements of Section 4980B of the Code, IAMK does not have any obligation to provide post-retirement medical benefits or life insurance coverage or any deferred compensation benefits to any present or former employees. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or (to the best of IAMK's knowledge) in prospect (or any basis therefore known to IAMK) with respect to any Employee Benefit Plan of IAMK or related trust or with respect to any fiduciary, administrator, or sponsor (in its capacity as such) of any Employee Benefit Plan. No Employee Benefit Plan of IAMK or related trust and no such obligation or arrangement is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, which violation or default would have a material adverse effect thereon or decree nor is IAMK, any Employee Benefit Plan of IAMK, or any related trust required to take any action in order to avoid any such violation or default. No event has occurred, or is (to the best of IAMK's knowledge) threatened or about to occur, which would constitute a prohibited transaction under Section 406 of ERISA.

                  (iv) Each Pension Plan maintained for the employees of IAMK has been qualified, from its inception, under Section 401(a) of the Code and any related trust has been an exempt trust for such period under Section 501 of the Code. Each Pension Plan has been operated in accordance with its terms. No Pension Plan which is subject to Title IV of ERISA has an accumulated or waived funding deficiency within the meaning of Section 412 of the Code. No investigation or review by the Internal Revenue Service is currently pending or (to the knowledge of IAMK) is contemplated in which the Internal Revenue Service has asserted or may assert that any Pension Plan is not qualified under Section 401(a) of the Code or that any related trust is not exempt under Section 501 of the Code. Neither IAMK, nor any organization to which IAMK is a successor or parent corporation, within the meaning of Section 4069(b) of ERISA, has divested itself of any entity maintaining or with an obligation to contribute to any Pension Plan which had an "amount of unfunded benefit liabilities," as defined in Section 4001(a)(18) of ERISA, at the time of such divestiture. No assessment of any federal taxes with respect to any Employee Benefit Plan of IAMK has been made or (to the knowledge of IAMK) is contemplated against IAMK, or any related trust of any Pension Plan of IAMK, and nothing has occurred which would result in the assessment of unrelated business taxable income under the Code with respect to any Employee Benefit Plan of IAMK. Form 5500's have been timely filed with respect to all Pension Plans of IAMK. No event has occurred or (to the knowledge of IAMK) is threatened or about to occur which would constitute a reportable event within the meaning of Section 4043(b) of ERISA. No notice of termination has been filed by the plan administrator pursuant to Section 4041 of ERISA or issued by the Pension Benefit Guaranty Corporation pursuant to Section 4042 of ERISA with respect to any Pension Plan of IAMK.


                  (v) IAMK does not currently contribute to, and has not ever effectuated either a complete or partial withdrawal from, any multiemployer Pension Plan within the meaning of Section 3(37) of ERISA.


                  (vi) Section E of the IAMK Disclosure Letter contains a true and correct statement of the names, relationship with IAMK, present rates of compensation (whether in the form of salary, bonuses, commissions, or other supplemental compensation now or hereafter payable), and aggregate compensation for the fiscal year ended December 31, 2003 of (A) each director, officer, or other employee of IAMK whose aggregate compensation for the fiscal year ended December 31, 2003 exceeded US$25,000 or whose aggregate compensation presently exceeds the rate of US$25,000 per annum and (B) all sales agents, dealers, or distributors of IAMK. Since January 1, 2004, IAMK has not changed the rate of compensation of any of its directors, officers, employees, agents, dealers, or distributors, nor has any Employee Benefit Plan or program of IAMK been instituted or amended to increase benefits thereunder. There is no contract, agreement, plan, arrangement, or understanding covering any person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by IAMK by reason of Section 280G of the Code.


                  (vii) IAMK has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) thereof.


         (i) Patents, Trademarks, Et Cetera. IAMK does not own or have pending, and is not licensed or otherwise permitted to use, any material patent, patent application, trademark, trademark application, service mark, copyright, copyright application, franchise, trade secret, computer program (in object or source code or otherwise), or other intangible property or asset (collectively, "Intangibles"), other than as described in Section C of the IAMK Disclosure Letter. Each Intangible is validly issued and is currently in force and uncontested in all jurisdictions in which it is used or in which such use is contemplated. Section C of the IAMK Disclosure Letter contains a true and correct listing of: (i) all Intangibles which are owned (either in whole or in part), used by, or licensed to IAMK or which otherwise relate to the businesses of IAMK, and a description of each such Intangible which identifies its owner, registrant, or applicant; (ii) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which IAMK owns or uses any Intangible (whether or not under license from third parties), together with the identification of the owner, registrant, or applicant of each such Intangible; (iii) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which IAMK grants the right to use any Intangible; (iv) all validity, infringement, right-to-use, or other opinions of counsel (whether in-house or outside) which concern the validity, infringement, or enforceability of any Intangible owned or controlled by a party other than IAMK which relates to the businesses, properties, or assets of IAMK. Except as specified in Section C of the IAMK Disclosure Letter, to the knowledge of IAMK: (v) IAMK is the sole and exclusive owner or licensee of, and (other than those exclusively licensed by IAMK to a third party) has the right to use, all Intangibles; (vi) no Intangible is subject to any order, judgment, decree, contract, agreement, instrument, lease, or license restricting the scope of the use thereof; (vii) during the last five years, IAMK has not been charged with, and has not charged others with, unfair competition, infringement of any Intangible, or wrongful use of confidential information, trade secrets, or secret processes; and (viii) IAMK is not using any patentable invention, confidential information, trade secret, or secret process of others. There is no right under any Intangible necessary to the businesses of IAMK as presently conducted or as it contemplates conducting, except such as are so designated in Section C of the IAMK Disclosure Letter. Except as described in Section C of the IAMK Disclosure Letter, IAMK has not infringed, is not infringing, and has not received notice of infringement in respect of the Intangibles or asserted Intangibles of others, nor has IAMK been advised by counsel or others that it is infringing or may infringe the Intangibles or asserted Intangibles of others if any currently contemplated business activity is effectuated. To the knowledge of IAMK, there is no infringement by others of Intangibles of IAMK. As far as IAMK can reasonably foresee, there is no Intangible or asserted Intangible of others that may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of IAMK. All material contracts, agreements, instruments, leases, and licenses pertaining to Intangibles to which IAMK is a party, or to which any of its businesses, properties, or assets are subject, are in compliance in all material respects with all laws, rules, regulations, orders, judgments, and decrees binding on IAMK or to which any of its businesses, properties, or assets are subject. IAMK did not register any trademark, tradename or service mark, design, or name used by IAMK to identify its products, businesses, or services. Neither any stockholder of IAMK, any director, officer, or employee of IAMK, any relative or affiliate of any stockholder of IAMK, any such director, officer, or employee, nor any other corporation or enterprise in which any stockholder of IAMK, any such director, officer, or employee, or any such relative or affiliate had or now has a 5% or greater equity or voting or other substantial interest, possesses any Intangible which relates to the businesses of IAMK.


         (j) Questionable Payments. Neither IAMK, nor any director, member of management, officer, agent, employee, or other person associated with, or acting on behalf of, IAMK, nor any stockholder of IAMK has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

         (k) Authority. IAMK has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of IAMK have been duly taken to authorize the execution, delivery, and performance of this Agreement thereby. This Agreement has been duly authorized, executed, and delivered by IAMK, constitutes the legal, valid, and binding obligation of IAMK, and is enforceable as to IAMK in accordance with its terms. Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by IAMK for the execution, delivery, or performance of this Agreement by IAMK. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which IAMK is a party, or to which it or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement (except such consents referred to in Section D of the IAMK Disclosure Letter); and the execution, delivery, and performance of this Agreement will not (if the consents referred to in Section D of the IAMK Disclosure Letter are obtained prior to the Closing) violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive before this Agreement was executed under, or create any obligation on the part of IAMK to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of IAMK, or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on IAMK or to which any of its businesses, properties, or assets are subject, which violation or breach would have a material adverse effect on IAMK. Neither IAMK, nor any of its officers, members of management, directors, employees, or agents has employed any broker or finder or incurred any liability for any fee, commission, or other compensation payable by any person on account of alleged employment as a broker or finder, or alleged performance of services as a broker or finder, in connection with or as a result of this Agreement or the transactions contemplated hereby and in connection herewith.


         (l) Status of Shares of IAMK Common Stock To Be Issued. Assuming without investigation that the MPL Common Stock outstanding on the Closing Date are validly authorized, validly issued and fully paid, the shares of IAMK Common Stock to be issued pursuant to Section 1.02(a) hereof, and, in any case, the shares of IAMK Common Stock issuable pursuant to Section 3.01(q) hereof, are validly authorized and, when the such shares of IAMK Common Stock have been duly delivered pursuant to the terms of this Agreement, such shares of IAMK Common Stock will be validly issued, fully paid, and nonassessable and will not have been issued, owned or held in violation of any preemptive or similar right of stockholder.


         (m) Insurance. All policies of fire and other insurance against casualty and other losses and public liability insurance carried by IAMK are described in Section F of the IAMK Disclosure Letter (including the risks covered and limits of such policies) and are in full force and effect. All premiums in respect of such policies for which premium notices have been received have been paid in full as the same become due and payable. IAMK has not failed to give any notice or present any claim under any insurance policy in due and timely fashion. There are no actual claims or claims threatened in writing, or claims which the board of directors of IAMK are aware of against IAMK which could come within the scope of such coverage nor are any such policies currently threatened with cancellation. There are no outstanding requirements or recommendations by any insurance company that issued a policy with respect to any of the respective assets, the businesses, or operations of IAMK or by any Board of Fire Underwriters or other body exercising similar functions or by any governmental authority requiring or recommending any repairs or other work to be done on, or with respect to, any of the assets of IAMK or requiring or recommending any equipment or facilities to be installed on any premises from which the businesses of IAMK is conducted or in connection with any of the respective assets thereof. IAMK does not have any knowledge of any material proposed increase in applicable insurance rates or of any conditions or circumstances applicable to the businesses thereof that might result in such increases. No such policy is terminable by virtue of the transactions contemplated by this Agreement.


         (n) Trading Matters. At the date hereof and at the Closing Date:

(i) the IAMK Common Stock is traded and quoted in the pink sheet over the counter market of the National Association of Securities Dealers;

(ii) IAMK has and shall have performed or satisfied all of its undertakings to, and of its obligations and requirements with, the SEC; and


                  (iii) IAMK has not, and shall not have taken any action that would preclude, or otherwise jeopardize, the inclusion of the IAMK Common Stock for quotation on the OTC Bulletin Board.

         (o)      Reorganization.


                  (i) IAMK has not taken and has not agreed to take any action (other than actions contemplated by this Agreement) that could reasonably be expected to prevent the transactions contemplated by this Agreement from constituting a "reorganization" under section 368(b) of the Code or as an acquisition of in excess of 80% of the stock of a corporation in exchange for property under Section 351 of the Code. IAMK is not aware of any agreement, plan or other circumstance that could reasonably be expected to prevent the transactions contemplated by this Agreement from so qualifying.


                  (ii) IAMK has no plan or intention to reacquire, and, to IAMK's knowledge, no person related to IAMK within the meaning of Treasury Regulations Section 1.368-1 has a plan or intention to acquire, any of the IAMK Common Stock to be issued pursuant to Section 1.02(a) hereof.


         (p) Completeness of Disclosure. No representation or warranty by IAMK in this Agreement contains or, and at the Closing Date will contain, an untrue or misleading statement of material fact or omits or, at the Closing Date, will omit to state a material fact required to be stated therein or necessary to make the statements made not misleading.

         (q)      Periodic Reporting.

(i) The IAMK Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and IAMK is subject to the periodic reporting requirements of Section 13 of the Exchange Act. IAMK has heretofore provided to MPL and the MPL Shareholder true, complete, and correct copies of all forms, reports, schedules, statements, and other documents required to be filed by it under the Exchange Act since at least March 2, 2001 as such documents have been amended since the time of the filing thereof (the "IAMK SEC Documents"). The IAMK SEC Documents, including, without limitation, any financial statements and schedules included therein, at the time filed or, if subsequently amended, as so amended, (i) did not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) complied in all respects with the applicable requirements of the Exchange Act and the applicable rules and regulations thereunder. The financial statements included in the IAMK SEC Documents complied when filed as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States, applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as permitted by the rules and regulations of the Commission) and fairly present, subject in the case of the unaudited financial statements, to customary year end audit adjustments, the financial position of IAMK as at the dates thereof and the results of its operations and cash flows.

(ii) The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that all material information concerning the Company and its subsidiaries is made known on a timely basis to the individuals responsible for the preparation of the Company's filings with the SEC and other public disclosure documents. IAMK has delivered to MPL copies of, all written descriptions of, and all policies, manuals and other documents promulgating, such disclosure controls and procedures. To IAMK's knowledge, each director and executive officer thereof has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations thereunder since January 1, 2002. As used in the this Section 2.01(r), the term "file" shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

(iii) The Chief Executive Officer and the Chief Financial Officer of IAMK have signed, and the Company has furnished to the SEC, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither IAMK nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.

(iv) IAMK has heretofore provided MPL with complete and correct copies of all certifications filed with the SEC pursuant to Sections 302 and 906 of Sarbanes-Oxley Act of 2002 and hereby reaffirms, represents and warrants to MPL the matters and statements made in such certificates.

         (r) Compliance with Law and Government Regulations.

(i) IAMK is in compliance with, and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties, assets or the operation of its business. IAMK is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

(ii) Each of IAMK, its directors and its senior financial officers has consulted with IAMK's independent auditors and with IAMK's outside counsel with respect to, and (to the extent applicable to IAMK) is familiar in all material respects with all of the requirements of, Sarbanes-Oxley Act of 2002. IAMK is in compliance with the provisions of such act applicable to it as of the date hereof and has implemented such programs and has taken reasonable steps, upon the advice of IAMK's independent auditors and outside counsel, respectively, to ensure IAMK's future compliance (not later than the relevant statutory and regulatory deadlines therefore) with all provisions of such act which shall become applicable thereto after the date hereof.

         (s) Legal Proceedings and History. IAMK hereby represents that, unless otherwise disclosed herein or in the IAMK Disclosure Letter, no officer, director or affiliate of IAMK, has been, within the five years ending on the Closing Date, a party to any bankruptcy petition against such person or against any business of which such person was affiliated; convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

         Section 2.02 Representations and Warranties of MPL. MPL hereby represents and warrants to, and agrees with, IAMK:

         (a) Organization and Qualification. MPL owns no subsidiary or affiliate corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation) other than those disclosed to IAMK in the MPL Disclosure Letter (as herein defined). Section A of the letter, dated even date herewith, from MPL to IAMK (the "MPL Disclosure Letter"), correctly sets forth as to MPL its place of incorporation, principal place of business, jurisdictions in which it is qualified to do business, and the businesses which it presently conducts and which it contemplates conducting. MPL is a corporation duly organized, validly existing, and in good standing under the laws of BVI, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the businesses in which it is now engaged and the businesses in which it contemplates engaging. Except in the BVI, MPL is duly qualified to transact the businesses in which it is engaged. MPL is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its businesses makes such qualification necessary.


         (b) Capitalization. The authorized capital stock of MPL consists of 50,000 shares of US$1.00 each, one hundred and twenty of which shares are issued and outstanding. Each of the outstanding shares of MPL Capital Stock is validly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders and by the owners set forth in Section A of the MPL Disclosure Letter, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts. There is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of MPL Capital Stock or any security or other instrument convertible into, exercisable for, or exchangeable for MPL Capital Stock. There is outstanding no security or other instrument convertible into or exercisable or exchangeable for MPL Capital Stock.


         (c) Financial Condition. MPL has delivered to IAMK true and correct copies of the following: proforma audited combined balance sheets of MPL as of December 31, 2002 and December 31, 2003; and proforma audited combined statements of operations, statements of stockholders' equity, and statements of cash flows of MPL for the two years ended December 31, 2002 and December 31, 2003. Each such balance sheet presents fairly the financial condition, assets, liabilities, and stockholders' equity of MPL as of its date; each such statement of income and consolidated statement of stockholders' equity presents fairly the results of operations of MPL for the period indicated; and each such statement of cash flows presents fairly the information purported to be shown therein. The financial statements referred to in this Section 2.02(c) have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved and are in accordance with the books and records of MPL. Since December 31, 2003:


                  (i) there has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of MPL;


                  (ii) MPL has not authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of MPL;


                  (iii) The operations and businesses of MPL have been conducted in all respects only in the ordinary course, except for the transactions contemplated hereby and in connection herewith;


                  (iv) There has been no accepted purchase order or quotation, arrangement, or understanding for future sale of the products or services of MPL that MPL expects will not be profitable; and


                  (v) MPL has not suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.

There is no fact known to MPL which materially adversely affects or in the future (as far as MPL can reasonably foresee) may materially adversely affect the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of MPL; provided, however, that MPL expresses no opinion as to political or economic matters of general applicability. MPL has made known, or caused to be made known, to the accountants or auditors who have prepared, reviewed, or audited the aforementioned consolidated financial statements all material facts and circumstances which could affect the preparation, presentation, accuracy or completeness thereof. The statement of combined operations of MPL for the year ended December 31, 2003 shall be audited in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved, shall contain all certifications and statements required pursuant to the SEC's Order, dated June 27, 2002, pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460), Rule 13a-14 or 15d-14 under the Exchange Act, or 18 U.S.C. Section 1350 (Sections 302 and 906 of the Sarbanes-Oxley Act of 2002) with respect to the report relating thereto, and shall indicate that: (vi) the gross revenue of MPL for such period shall be approximately US$5,000,000 and net income of at least US$3,500,000.


         (d) Tax and Other Liabilities. MPL does not have any material liability of any nature, accrued or contingent, including, without limitation, liabilities for Taxes, and liabilities to customers or suppliers, other than the following:


                  (i) Liabilities for which full provision has been made on the combined proforma balance sheet and the notes thereto (the "Last MPL Balance Sheet") as of December 31, 2003 (the "Last MPL Balance Sheet Date") referred to in Section 2.02(c); and


                  (ii) Other liabilities arising since the Last MPL Balance Sheet Date and prior to the Closing Date in the ordinary course of business (which shall not include liabilities to customers on account of defective products or services) or in connection with the transactions contemplated hereby or in connection herewith which are not inconsistent with the representations and warranties of MPL or any other provision of this Agreement.


Without limiting the generality of the foregoing, the amounts set up as provisions for Taxes on the Last MPL Balance Sheet are sufficient for all accrued and unpaid Taxes of MPL, whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Last MPL Balance Sheet Date or now in effect, for the period ended on such date and for all fiscal periods prior thereto. The execution, delivery, and performance of this Agreement by MPL will not cause any Taxes to be payable other than by the stockholders of MPL or cause any lien, charge, or encumbrance to secure any Taxes to be created either immediately or upon the nonpayment of any Taxes other than on the properties or assets of the stockholders of MPL. MPL was incorporated in the BVI under the International Business Companies Act and is exempted from tax filings in the BVI. MPL has not been required to file any tax returns by any overseas tax authorities or required to pay any taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable. MPL is not subject to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report.


         (e) Litigation and Claims. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or, to the best of MPL's knowledge, in prospect (or any basis therefor known to MPL), with respect to MPL or any of its businesses, properties, or assets. MPL is not affected by any present or threatened strike or other labor disturbance nor to the knowledge of MPL is any union attempting to represent any employee of MPL as collective bargaining agent. MPL is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree which violation or default would have a material adverse effect upon MPL; nor is MPL required to take any action in order to avoid such violation or default.


         (f)      Properties.


                  (i) MPL does not own any legal or equitable interest in any real property. MPL has good title to all other properties and assets material to MPL, used in its business or owned by it (except real and other properties and assets as are held pursuant to leases or licenses described in Section B or C of the MPL Disclosure Letter), free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances (except such as are listed in Section D of the MPL Disclosure Letter).


                  (ii) All accounts and notes receivable reflected on the Last MPL Balance Sheet, or arising since the Last MPL Balance Sheet Date, have been collected, or are and will be good and collectible, in each case at the aggregate recorded amounts thereof without right of recourse, defense, deduction, return of goods, counterclaim, offset, or set off on the part of the obligor, and, if not collected, can reasonably be anticipated to be paid within 180 days of the date incurred.


                  (iii) All production in progress of MPL is usable, in current production and marketable, on a normal basis in the existing film production business of MPL.


                  (iv) Attached as Section B of the MPL Disclosure Letter is a true and complete list of the classes of all tangible properties and assets owned by MPL or leased or licensed by MPL from or to a third party (including inventory but not including Intangibles, as defined in Section 2.02(i)), and with respect to such properties and assets leased or licensed by MPL from or to a third party, a description of such lease or license. All such properties and assets (including Intangibles) owned by MPL are reflected on the Last MPL Balance Sheet (except for acquisitions subsequent to the Last MPL Balance Sheet Date and prior to the Closing Date which are either noted in Section B or C of the MPL Disclosure Letter or are approved in writing by IAMK). All real and other tangible properties and assets owned by MPL or leased or licensed by MPL from or to a third party are in good and usable condition (reasonable wear and tear which is not such as to affect adversely the operation of the business of MPL excepted).


                  (v) To the best of MPL's knowledge, no real property owned by MPL or leased or licensed by MPL from or to a third party lies in an area which is, or will be, subject to zoning, use, or building code restrictions which would prohibit, and, to the best of MPL's knowledge, no state of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, or licensing of any real or personal property exists or will exist which would prevent, the continued effective ownership, leasing, or licensing of such real property in the businesses in which MPL is now engaged or the businesses in which it contemplates engaging.


                  (vi) The properties and assets (including Intangibles) owned by MPL (other than those leased or licensed by MPL to a third party) or leased or licensed by MPL from a third party constitute all such properties and assets which are necessary to the business of MPL as presently conducted or as it contemplates conducting.


                  (vii) MPL has not caused or permitted its businesses properties, or assets to be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce, or process any Hazardous Substance (as such term is defined in Section 2.01(f)(v)) except in compliance with all applicable laws, rules, regulations, orders, judgments, and decrees, and has not caused or permitted the Release (as such term is defined in Section 2.01(f)(v)) of any Hazardous Substance on or off the site of any property of MPL.

         (g) Contracts and Other Instruments. Section D of the MPL Disclosure Letter contains a true and correct statement of the information required to be contained therein regarding material contracts, material agreements, instruments, leases, licenses, arrangements, or understandings with respect to MPL. Material contracts and agreements shall mean those contracts and agreements which have been entered into other than in MPL's ordinary course of business and which in the opinion of the MPL board, may be material. MPL has furnished to
IAMK: (i) the certificate of incorporation and articles of association of MPL (or, in each case, the comparable charter documents, if any, under applicable law) and all amendments thereto, as presently in effect, certified by the Secretary or an authorized signatory of MPL and (ii) the following: (A) true and correct copies of all material contracts, material agreements, and instruments referred to in Section D of the MPL Disclosure Letter; (B) true and correct copies of all material leases and licenses referred to in Section B or C of the MPL Disclosure Letter; and (C) true and correct written descriptions of all material supply, distribution, agency, financing, or other arrangements or understandings referred to in Section D of the MPL Disclosure Letter. Except as set forth in Section D of the MPL Disclosure Letter, MPL is not party to any employment agreement with any employee thereof. To the best of MPL's knowledge, none of MPL or any other party to any such contract, agreement, instrument, lease, or license is now or expects in the future to be in violation or breach of, or in default with respect to complying with, any term thereof, and each such material contract, agreement, instrument, lease, or license is in full force and is (to the best of MPL's knowledge in the case of third parties) the legal, valid, and binding obligation of the parties thereto and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to them in accordance with its terms. Each such material supply, distribution, agency, financing, or other arrangement or understanding is a valid and continuing arrangement or understanding; none of MPL or any other party to any such arrangement or understanding has given notice of termination or taken any action inconsistent with the continuance of such arrangement or understanding; and the execution, delivery, and performance of this Agreement will not prejudice any such arrangement or understanding in any way. MPL enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating. MPL is not party to or bound by any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or, to the best of MPL's knowledge, may in the future have a material adverse effect on the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of MPL and, following the consummation of the transactions contemplated hereby, IAMK. MPL has not engaged within the last five years in, is engaging in, or intends to engage in any transaction with, or has had within the last five years, now has, or intends to have any contract, agreement, instrument, lease, license, arrangement, or understanding with, any stockholder of MPL, any director, officer, or employee of MPL (except for employment agreements listed in Section D of the MPL Disclosure Letter and employment and compensation arrangements described in Section E of the MPL Disclosure Letter), any relative or affiliate of any stockholder of MPL, any such director, officer, or employee, or any other corporation or enterprise in which any stockholder of MPL, any such director, officer, or employee, or any such relative or affiliate then had or now has a 5% or greater equity or voting or other substantial interest, other than those listed and so specified in Section D of the MPL Disclosure Letter. The stock ledgers and stock transfer books and the minute book records of MPL relating to all issuances and transfers of stock by MPL and all proceedings of the stockholders and the Board of Directors and committees thereof of MPL since its incorporation made available to IAMK are the original stock ledgers and stock transfer books and minute book records of MPL or exact copies thereof. MPL is not in violation or breach of, or in default with respect to, any term of its certificate of incorporation or articles of association (or the comparable charter document, if any, under applicable law).

         (h) Employees.


                  (i) MPL does not have, or contribute to, any pension, profit-sharing, option, other incentive plan, or any other type of Employee Benefit Plan or has any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written, except as set forth in Section E of the MPL Disclosure Letter. MPL has furnished to IAMK true and correct copies, of all documents evidencing plans, obligations, or arrangements referred to in Section E of the MPL Disclosure Letter (or true and correct written summaries of such plans, obligations, or arrangements to the extent not evidenced by documents) and true and correct copies, so initialed, of all documents evidencing trusts, summary plan descriptions, and any other summaries or descriptions relating to any such plans.


                  (ii) Section E of the MPL Disclosure Letter contains a true and correct statement of the names, relationship with MPL, present rates of compensation (whether in the form of salary, bonuses, commissions, or other supplemental compensation now or hereafter payable), and aggregate compensation for the fiscal year ended December 31, 2003 of (A) each director, officer, or other employee of MPL whose aggregate compensation for the fiscal year ended December 31, 2003 exceeded US$25,000 or whose aggregate compensation presently exceeds the rate of US$25,000 per annum and (B) all sales agents, dealers, or distributors of MPL. Since December 31, 2003, MPL has not changed the rate of compensation of any of its directors, officers, employees, agents, dealers, or distributors, nor has any Employee Benefit Plan or program of MPL been instituted or amended to increase benefits thereunder.


         (i) Patents, Trademarks, Et Cetera. MPL does not own or have pending, and is not licensed or otherwise permitted to use, any material Intangible, other than as described in Section C of the MPL Disclosure Letter. Each Intangible is validly issued and is currently in force and uncontested in all jurisdictions in which it is used or in which such use is contemplated. Section C of the MPL Disclosure Letter contains a true and correct listing of: (i) all Intangibles which are owned (either in whole or in part), used by, or licensed to MPL or which otherwise relate to the businesses of MPL, and a description of each such Intangible which identifies its owner, registrant, or applicant; (ii) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which MPL owns or uses any Intangible (whether or not under license from third parties), together with the identification of the owner, registrant, or applicant of each such Intangible; (iii) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which MPL grants the right to use any Intangible; and (iv) all validity, infringement, right-to-use, or other opinions of counsel (whether in-house or outside) which concern the validity, infringement, or enforceability of any Intangible owned or controlled by a party other than MPL which relates to the businesses, properties, or assets of MPL. Except as specified in Section C of the MPL Disclosure Letter: (v) MPL is the sole and exclusive owner or licensee of, and (other than those licensed by MPL to a third party) has the right to use, all Intangibles; (vi) no Intangible is subject to any order, judgment, decree, contract, agreement, instrument, lease, or license restricting the scope of the use thereof; (vii) during the last five years, MPL has not been charged with, and has not charged others with, unfair competition, infringement of any Intangible, or wrongful use of confidential information, trade secrets, or secret processes; and (viii) MPL is not using any patentable invention, confidential information, trade secret, or secret process of others. There is no right under any Intangible necessary to the businesses of MPL as presently conducted or as it contemplates conducting, except such as are so designated in Section C of the MPL Disclosure Letter. MPL has not infringed, is not infringing, and has not received notice of infringement in respect of the Intangibles or asserted Intangibles of others, nor has MPL been advised by counsel or others that it is infringing or may infringe the Intangibles or asserted Intangibles of others if any currently contemplated business activity is effectuated. To the knowledge of MPL, there is no infringement by others of Intangibles of MPL. As far as MPL can foresee, there is no Intangible or asserted Intangible of others that may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of MPL. All contracts, agreements, instruments, leases, and licenses pertaining to Intangibles to which MPL is a party, or to which any of its businesses, properties, or assets are subject, are in compliance with all laws, rules, regulations, orders, judgments, and decrees binding on MPL or to which any of its businesses, properties, or assets are subject. There is no trademark, tradename or service mark used by MPL to identify, respectively, its products, businesses, or services. Neither the MPL Shareholder, any director, officer, or employee of MPL, any relative or affiliate of the MPL Shareholder or any such director, officer, or employee, nor any other corporation or enterprise in which the MPL Shareholder, any such director, officer, or employee, or any such relative or affiliate had or now has a 5% or greater equity or voting or other substantial interest, possesses any Intangible which relates to the businesses of MPL.

         () Questionable Payments. Neither MPL, nor any director, officer, agent, employee, or other person associated with, or acting on behalf of, MPL, nor the MPL Shareholder, has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.


         (k) Authority. MPL has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of MPL have been duly taken to authorize the execution, delivery, and performance of this Agreement by MPL. This Agreement has been duly authorized, executed, and delivered by MPL, constitutes the legal, valid, and binding obligation of MPL, and is enforceable as to MPL in accordance with its terms. Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by MPL for the execution, delivery, or performance of this Agreement by MPL. No consent of any party to any material contract, material agreement, instrument, lease, license, arrangement, or understanding to which MPL is a party, or to which its or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement (except such consents referred to in Section D of the MPL Disclosure Letter); and the execution, delivery, and performance of this Agreement will not (if the consents referred to in Section D of the MPL Disclosure Letter are obtained prior to the Closing) violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of MPL or IAMK to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws of MPL (or the comparable charter documents, if any, under applicable law), or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on MPL or to which any of its businesses, properties, or assets are subject. Except as set forth in Section G of the MPL Disclosure Letter, neither MPL nor any of its officers, directors, employees, or agents has employed any broker or finder or incurred any liability for any fee, commission, or other compensation payable by any person on account of alleged employment as a broker or finder, or alleged performance of services as a broker or finder, in connection with or as a result of this Agreement or the other transactions contemplated hereby and in connection herewith.


         (l) Insurance. All policies of fire and other insurance against casualty and other losses and public liability insurance carried by MPL are described in Section H of the MPL Disclosure Letter (including the risks covered and limits of such policies) and are in full force and effect. A full and complete copy of each such insurance policy has been provided to IAMK, and such policies are summarized in Section F of the MPL Disclosure Letter. All premiums in respect of such policies for which premium notices have been received have been paid in full as the same become due and payable. MPL have not failed to give any notice or present any claim under any insurance policy in due and timely fashion. There are no actual claims or claims threatened in writing against MPL which could come within the scope of such coverage nor are any such policies currently threatened with cancellation. There are no outstanding requirements or recommendations by any insurance company that issued a policy with respect to any of the respective assets, the businesses, or operations of MPL or by any Board of Fire Underwriters or other body exercising similar functions or by any governmental authority requiring or recommending any repairs or other work to be done on, or with respect to, any of the respective assets of MPL or requiring or recommending any equipment or facilities to be installed on any premises from which the respective businesses of MPL is conducted or in connection with any of the respective assets thereof. MPL does not have any knowledge of any material proposed increase in applicable insurance rates or of any conditions or circumstances applicable to the respective businesses thereof that might result in such increases. No such policy is terminable by virtue of the transactions contemplated by this Agreement.

         (m) Business Conducted in No Other Name. Subject to the next sentence, all business of MPL has been conducted in its and for their benefit and there are no parties related or affiliated with MPL, either directly or indirectly, which are competing for the business of MPL.


         (n) Customers and Suppliers. There has been no termination or cancellation of any relationship between MPL and any material supplier, or any customer or group of customers which, individually or in the aggregate, represented more than five (5%) percent of the gross revenues of MPL taken as a whole during the year ended December 31, 2003, nor is there any reason to believe that any such terminations or cancellations of such magnitudes are pending or threatened.


         () Completeness of Disclosure. No representation or warranty by MPL in this Agreement contains, or at the Closing Date will contain, an untrue statement of material fact or omits or at the Closing Date will omit to state a material fact required to be stated therein or necessary to make the statements made not misleading.


         (p) Compliance with Law and Government Regulations. MPL is in compliance in all material respects with, and is not in violation of, applicable local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business. MPL is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.


         Section 2.03 Representations and Warranties of the MPL Shareholder. The MPL Shareholder hereby represents and warrants to, and agrees with, IAMK as follows:


         (a) Representations and Warranties of MPL. To the knowledge of the MPL Shareholder, the representations and warranties of MPL set forth in Section 2.02 hereof are true and correct in all material respects. Nothing has come to the attention of the MPL Shareholder that would lead the MPL Shareholder to believe that any representation or warranty of MPL set forth on Section 2.02 hereof is untrue or incorrect in any material respect.


         (b) Authority. MPL and the MPL Shareholder have each approved this Agreement and duly authorized the execution and delivery hereof. The MPL Shareholder has full power and authority under the laws thereof to execute, deliver, and perform this Agreement and the transactions contemplated hereby and in connection herewith.

         (c) Ownership of Shares. The MPL Shareholder owns beneficially all of the shares of MPL Capital Stock. The MPL Shareholder has full power and authority to transfer such shares of MPL Capital Stock to IAMK under, pursuant to, and in accordance with, this Agreement, and such shares are free and clear of any liens, charges, mortgages, pledges or encumbrances and such shares are not subject to any claims as to the ownership thereof, or any rights, powers or interest therein, by any third party and are not subject to any preemptive or similar rights of stockholders.

         (d) Investment Representations and Covenants.

                  (i) The MPL Shareholder represents that it is acquiring the shares of IAMK Common Stock to be issued pursuant to Section 1.02(a) hereof for its own account and for investment only and not with a view to distribution or resale thereof within the meaning of such phrase as defined under the Securities Act. The MPL Shareholder shall not dispose of any part or all of such shares of IAMK Common Stock in violation of the provisions of the Securities Act and the rules and regulations promulgated under the Securities Act by the SEC and all applicable provisions of state securities laws and regulations.

                  (ii) The certificate or certificates representing the shares of IAMK Common Stock shall bear a legend in substantially the form set forth in Section 1.02(c) hereof.

                  (iii) The MPL Shareholder acknowledges being informed that the shares of IAMK Common Stock to be issued pursuant to Section 1.02(a) hereof shall be unregistered, shall be "restricted securities" as defined in paragraph (a) of Rule 144 under the Securities Act, and must be held indefinitely unless (a) they are subsequently registered under the Securities Act, or (b) an exemption from such registration is available. The MPL Shareholder further acknowledges that IAMK does not have an obligation to currently register such securities for the account of MPL Shareholder.

                  (iv) The MPL Shareholder acknowledges that it has been afforded access to all material information which they have requested relevant to its decision to acquire the shares of IAMK Common Stock and to ask questions of IAMK's management and that, except as set forth herein, neither IAMK nor anyone acting on behalf of IAMK has made any representations or warranties to the MPL Shareholder which have induced, persuaded, or stimulated the MPL Shareholder to acquire such shares of IAMK Common Stock.

                  (v) Either alone, or together with their investment advisor(s), the MPL Shareholder has the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the shares of IAMK Common Stock, and the MPL Shareholder is and will be able to bear the economic risk of the investment in such shares of IAMK Common Stock.

                                   ARTICLE III

                                    COVENANTS

         Section 3.01 Covenants of IAMK. IAMK covenants and agrees that, after the date hereof and through the earlier of the Closing or the date of the termination of this Agreement pursuant to Article IV hereof (the earlier of such times, the "Release Time"), unless MPL will otherwise approve in writing, which approval will not be unreasonably withheld:

         (a) (i) Until the Release Time, no dividend or liquidating or other distribution or stock split shall be authorized, declared, paid, or effected by IAMK in respect of the outstanding shares of IAMK Common Stock.


                  (ii) Until the Release Time, no share of capital stock of IAMK or warrant for any such share, right to subscribe to or purchase any such share, or security convertible into, or exchangeable or exercisable for, any such share, shall be issued or sold by IAMK.


         (b) Until the Release Time, IAMK will afford the officers, directors, employees, counsel, agents, investment bankers, accountants, and other representatives of MPL and the MPL Shareholder free and full access to the plants, properties, books, and records of IAMK. IAMK will permit them to make extracts from and copies of such books and records, and will from time to time furnish MPL and the MPL Shareholder with such additional financial and operating data and other information as to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of IAMK as MPL or the MPL Shareholder from time to time may request. Until the Release Time, IAMK will cause the independent certified public accountants of IAMK to make available to MPL, its independent certified public accountants, and the MPL Shareholder, the work papers relating to the audits of IAMK referred to in
Section 2.01(c) of this Agreement.


         (c) Until the Release Time, IAMK will conduct its affairs, so that on the Closing Date, no representation or warranty of IAMK will be inaccurate or misleading, no covenant or agreement of IAMK will be breached, and no condition in this Agreement will remain unfulfilled by reason of the actions or omissions of IAMK. Except as otherwise consented to by MPL in writing, until the Release Time, IAMK will conduct its affairs in all respects only in the ordinary course.


         (d) Until the Release Time, IAMK will immediately advise MPL in a detailed written notice of any material fact or occurrence or any pending or threatened material occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or in the IAMK Disclosure Letter, which (if existing and known at any time prior to or at the Closing) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Closing) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.


         (e) IAMK shall use its commercially reasonable efforts to insure that all confidential information which IAMK or any of its officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of MPL, any affiliate of MPL, or any customer or supplier of MPL or any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity without the prior written consent of MPL, which written consent shall not be unreasonably withheld; provided, however, that the restrictions of this sentence shall not apply (i) as may otherwise be required by law, (ii) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (iii) to the extent the information shall have otherwise become publicly available. IAMK shall, and shall cause all other such persons and entities to, deliver to MPL all tangible evidence of the confidential information relating to MPL, any affiliate of MPL, or (insofar as such confidential information was provided by, or on behalf of, MPL, or any such affiliate of MPL) any customer or supplier of any of them or any such affiliate to which the restrictions of the foregoing sentence apply immediately after the termination of this Agreement pursuant to Article IV or V hereof.


         (f) Before IAMK releases any information concerning this Agreement or any of the other transactions contemplated hereby or in connection herewith which is intended for or may result in public dissemination thereof, IAMK shall cooperate with MPL, shall furnish drafts of all documents or proposed oral statements to MPL for comment, and shall not release any such information without the written consent of MPL. Nothing contained herein shall prevent IAMK from releasing any information if required to do so by law.


         (g) IAMK shall not make any agreement or reach any understanding not approved in writing by MPL as a condition for obtaining any consent, authorization, approval, order, license, certificate, or permit required for the consummation of the transactions contemplated by this Agreement.


         (h) IAMK shall promptly prepare all required or, in the reasonable opinion of the parties hereto, appropriate Periodic Reports (as hereinafter defined) and other regulatory filings relating to this Agreement and the transactions contemplated hereby and in connection herewith. IAMK shall furnish or cause to be furnished, for inclusion in the Periodic Reports, such information about IAMK, and IAMK's security holders as may be required or as may be reasonably requested by MPL, and shall continue to furnish or cause to be furnished such information as is necessary to keep such information correct and complete in all material respect until the Release Time. IAMK represents and warrants that the information that it has furnished to date, taken as a whole, does not now, and will not at any time prior to the Release Time, (i) contain an untrue or misleading statement of fact or (ii) omit to state a fact required to be stated therein or necessary to make the statements therein not false or misleading. IAMK shall take any action required to be taken by it under state "blue-sky," securities, or take-over laws in connection with the issuance of IAMK Common Stock pursuant to the transactions contemplated hereby and in connection herewith. The filings made by IAMK within the past six years with the SEC were, if filed under the Exchange Act, prepared in accordance with the then existing requirements of the Exchange Act and the rules and regulations thereunder and, if filed under the Securities Act, prepared in accordance with the then existing requirements of the Securities Act and the rules and regulations thereunder. Such filings when filed, and the press releases and other public statements IAMK has made subsequent to the last such filing when considered together with such filings, did not at the time of filing or issuance of the press releases or other public statements, as the case may be, and (with respect to the press releases and other public statements, when considered together with such filings) do not now (i) contain an untrue statement of a material fact or (ii) omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading.

         (i) If, prior to the Release Time, IAMK Common Stock shall be recapitalized or reclassified or IAMK shall effect any stock dividend, stock split, or reverse stock split of IAMK Common Stock, then the shares of IAMK Common Stock to be delivered under this Agreement or upon exercise, conversion, or exchange of any security to be delivered under this Agreement or assumed by IAMK as contemplated by this Agreement shall be appropriately and equitably adjusted to the kind and amount of shares of stock and other securities and property to which the holders of such shares of IAMK Common Stock or such other security would have been entitled to receive had such stock or such other security been issued and outstanding as of the record date for determining stockholders entitled to participate in such corporate event.


         (j) IAMK shall timely prepare and file any declaration or filing necessary to comply with any transfer tax statutes that require any such filing before the Closing.


         (k) Until the Release Time, IAMK shall not, and shall not authorize or permit any officer, director, employee, counsel, agent, investment banker, accountant, or other representative of IAMK, directly or indirectly, to contemplate or enter into any transaction the effect of which may be to prohibit, restrict, or delay the consummation of the transactions contemplated by this Agreement or impair the contemplated benefits to IAMK's stockholders of the transactions contemplated by this Agreement.


         (l) (i) Following the consummation of the transactions contemplated hereby and in connection herewith, IAMK will cause MPL to continue its historic business or to use a significant portion of MPL's historic business assets in a business, in each case within the meaning of section 1.368-1(d) of the Treasury Regulations, assuming that the assets of, and the business conducted by, MPL at the Closing Date constitute MPL's historic business assets and historic business, respectively.

                  (ii) Following the consummation of the transactions contemplated hereby and in connection herewith, IAMK will not permit MPL to issue additional shares that would result in IAMK losing control of MPL within the meaning of section 368(c) of the Code.

         (m) IAMK shall use best efforts to file, within 30 days following the Closing, with the National Association of Securities Dealers, Inc., or its affiliates, all information required by Rule 15c2-11 under the Exchange Act, if required.


         (n) Prior to the Closing, IAMK shall cause its certificate and articles of incorporation to be amended as follows: (i) to cause the corporate name thereof to be changed to a name nominated by MPL or MPL Shareholder; (ii) to reverse split the number of shares of IAMK common stock to 9,027,777 shares;
  (iii) to increase the number of shares of IAMK Common Stock authorized thereunder to 200,000,000 shares.


         (o) Effective at the Closing, each member of the Board of Directors of IAMK shall tender his or her respective resignation therefrom and shall appoint such individuals as MPL may nominate and notified to IAMK as directors of IAMK.


         (p) On or prior to the Closing Date, IAMK shall deliver to MPL and the MPL Shareholder the completed IAMK Disclosure Letter, which letter shall be correct and complete in all material respects and in the agreed form between the parties hereto.


         (q) In addition to the shares of IAMK Common Stock to be delivered pursuant to Sections 1.02(a) and 1.03(a) hereof, 5,195,000 new shares of IAMK Common Stock shall be issued and delivered in certificated form at the Closing to, or to the order of, the following: (i) 3,428,700 shares to Orient Financial Services Limited; (ii) 1,766,300 shares to Emerging Growth Partners, Inc.


         (r) As soon as reasonably practical following the Closing, IAMK shall apply to have the IAMK Common Stock listed upon the American Stock Exchange or included for quotation on the Nasdaq Stock Market.


         (s) Existing affiliate shareholders of IAMK shall agree to place in escrow and exchange, on the 91st day following the Closing, 3,000,000 restricted common shares held in excess of two years for 3,000,000 newly issued restricted common shares issued to MPL's financial advisors, Emerging Growth Partners, Inc. and Orient Financial Services, Ltd.




         Section 3.02 Covenants of MPL. MPL covenants and agrees that, after the date hereof and through the Release Time, unless IAMK will otherwise approve in writing, which approval will not be unreasonably withheld or delayed:

         (a) Until the Release Time, no amendment will be made in the certificate of incorporation or articles of association (or, in each case, the comparable charter documents, if any, under applicable law) of MPL.


         (b) Until the Release Time, no share of MPL Capital Stock, option or warrant for any such share, right to subscribe to or purchase any such share, or security convertible into, or exchangeable or exercisable for, any such share, shall be issued or sold by MPL, otherwise than as contemplated by, or in connection with, this Agreement.


         (c) Until the Release Time, no dividend or liquidating or other distribution or stock split shall be authorized, declared, paid, or effected by MPL in respect of the outstanding shares of MPL Capital Stock. Until the Release Time, no direct or indirect redemption, purchase, or other acquisition shall be made by MPL of shares of MPL Capital Stock.


         (d) Until the Release Time, except in the ordinary course of its business, MPL shall not borrow money, guarantee the borrowing of money, engage in any transaction, or enter into any material agreement other than in connection with the transactions contemplated hereby or in connection herewith or otherwise pursuant to any currently outstanding credit line of MPL. For purposes of this Agreement and unless otherwise defined, references to "material", as well as correlative terms (e.g., materially, materiality, etc.), shall be deemed to refer to amounts of US$50,000 or more or effects or consequences of US$50,000 or more.

         (e) Until the Release Time, MPL will afford the officers, directors, employees, counsel, agents, investment bankers, accountants, and other representatives of IAMK and lenders, investors, and prospective lenders and investors free and full access to the plants, properties, books, and records of MPL, will permit them to make extracts from and copies of such books and records, and will from time to time furnish IAMK with such additional financial and operating data and other information as to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of MPL as IAMK from time to time may request. Until the Release Time, MPL will cause the independent certified public accountants of MPL to make available to IAMK and its independent certified public accountants the work papers relating to the audits of MPL referred to in Section 2.02(c) of this Agreement.


         (f) Until the Release Time, MPL will conduct its affairs so that at the Closing, no representation or warranty of MPL will be inaccurate in any material respect, no covenant or agreement of MPL will be breached, and no condition in this Agreement will remain unfulfilled by reason of the actions or omissions of MPL. Except as otherwise consented to by IAMK in writing, until the Release Time, MPL will use its best efforts to preserve the business operations of MPL intact, to keep available the services of its present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements, and understandings of MPL, and to preserve the good will of its suppliers, customers, and others having business relations with any of them.


         (g) Until the Release Time, MPL will immediately advise IAMK in a detailed written notice of any material fact or occurrence or any pending or threatened material occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or the MPL Disclosure Letter, which (if existing and known at any time prior to or at the Closing) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Closing) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.


         (h) MPL shall use its commercially reasonable efforts to insure that all confidential information which MPL or any of its respective officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of IAMK, any affiliate thereof, or any customer or supplier thereof or of any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity at any time or used by any of them except in the ordinary course of business and for the benefit of MPL; provided, however, that the restrictions of this sentence shall not apply
(A) after this Agreement is terminated pursuant to Article IV or V hereof or otherwise, (B) as may otherwise be required by law, (C) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (D) to the extent the information shall have otherwise become publicly available.


         (i) Before MPL releases any information concerning this Agreement or any of the transactions contemplated by this Agreement which is intended for, or may result in, public dissemination thereof, MPL shall cooperate with IAMK, shall furnish drafts of all documents or proposed oral statements to IAMK for comment, and shall not release any such information without the written consent of IAMK, which consent shall not be unreasonably withheld. Nothing contained herein shall prevent MPL from releasing any information if required to do so by law or by regulatory bodies in Hong Kong including The Stock Exchange of Hong Kong Limited and the Hong Kong Securities and Futures Commission.


         (j) MPL shall not make any agreement or reach any understanding not approved in writing by IAMK as a condition for obtaining any consent, authorization, approval, order, license, certificate, or permit required for the consummation of the transactions contemplated by this Agreement.


         (k) MPL shall so far as is reasonably required by law or relevant regulations and not in contravention of any laws or regulations of any applicable jurisdiction furnish, or cause to be furnished, for inclusion in the periodic and other reports of IAMK on Forms 8-K, 10-QSB, 10-KSB, 14C, 14F-1, or otherwise (such periodic and other reports, together with all financial statements, exhibits, amendments, and supplements thereto, in the form filed by IAMK with the SEC being hereinafter referred to as the "Periodic Reports"), to be filed pursuant to the Exchange Act in connection with the transactions contemplated by this Agreement, or for inclusion in IAMK's filings under state "blue-sky," securities, or take-over laws, such information about MPL or the MPL Shareholder as may be required or as may be reasonably requested by IAMK, and shall continue to furnish or cause to be furnished such information as is necessary to keep such information correct and complete in all material respect until the Release Time. MPL represents and warrants that the information that it has furnished to date, taken as a whole, does not now, and will not at any time prior to the Release Time, (i) contain an untrue statement of a material fact or
(ii) omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading.

         (l) MPL shall timely prepare and file any declaration or filing necessary to comply with any transfer tax statutes that require any such filing before the Closing.


         (m) On or prior to the Closing Date, MPL and the MPL Shareholder shall deliver to IAMK the completed MPL Disclosure Letter, which letter shall be correct and complete in all material respects.

         Section 3.03 Covenants of the MPL Shareholder. The MPL Shareholder covenants and agrees that, after the date hereof and through the Release Time, unless IAMK will otherwise approve in writing, which approval will not be unreasonably withheld, as follows:

         (a) The MPL Shareholder will use best efforts to cause MPL to perform each covenant thereof set forth herein on a timely basis.


         (b) Until the earlier of the Release Time, the MPL Shareholder shall take no action the result of which shall be to cause MPL to make any amendment in the certificate of incorporation or articles of association (or, in each case, the comparable charter documents, if any, under applicable law) thereof.


         (c) Before the MPL Shareholder release any information concerning this Agreement or any of the transactions contemplated by this Agreement which is intended for, or may result in, public dissemination thereof, the MPL Shareholder shall cooperate with IAMK, shall furnish drafts of all documents or proposed oral statements to IAMK for comment, and shall not release any such information without the written consent of IAMK, which consent shall not be unreasonably withheld. Nothing contained herein shall prevent the MPL Shareholder from releasing any information if required to do so by law or by regulatory bodies in Hong Kong including The Stock Exchange of Hong Kong Limited and the Hong Kong Securities and Futures Commission.


         (d) The MPL Shareholder shall furnish, or cause to be furnished, for inclusion in the Periodic Reports to be filed pursuant to the Exchange Act in connection with the transactions contemplated by this Agreement, or for inclusion in IAMK's filings under state "blue-sky," securities, or take-over laws, such information about MPL or the MPL Shareholder as may be required or as may be reasonably requested by IAMK, and shall continue to furnish or cause to be furnished such information as is necessary to keep such information correct and complete in all material respect until the Release Time. The MPL Shareholder represents and warrants that the information in writing that they have furnished to date regarding themselves, taken as a whole, do not now, and will not at any time prior to the Release Time, (i) contain an untrue statement of a material fact or (ii) omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading.








                                   ARTICLE IV


                     CONDITIONS; ABANDONMENT AND TERMINATION


         Section 4.01 Right of IAMK to Abandon. IAMK's Board of Directors shall have the right to abandon or terminate this Agreement if any of the following conditions shall not be true or shall not have occurred, as the case may be, as of the specified date or dates:


         (a) All representations and warranties of MPL and the MPL Shareholder contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Closing Date as though such representations and warranties were then made in exactly the same language by MPL or the MPL Shareholder, as applicable, and regardless of knowledge or lack thereof on the part of MPL or the MPL Shareholder (as applicable) or changes beyond its control; as of the Closing Date, MPL and the MPL Shareholder shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by it at or before the Closing Date, respectively, by this Agreement; and IAMK shall have received a certificate executed by the chief executive officer and the chief financial officer of MPL and the MPL Shareholder, dated the Closing Date, to that effect.


         (b) MPL and the MPL Shareholder shall have delivered to IAMK at or prior to the Closing Date such other documents (including certificates of officers of MPL) as IAMK may reasonably request in order to enable IAMK to determine whether the conditions to their obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.


         (c) All actions, proceedings, instruments, and documents required by MPL and the MPL Shareholder to carry out this Agreement or incidental thereto and all other related legal matters shall be subject to the reasonable approval of counsel to IAMK, and MPL and the MPL Shareholder shall have furnished such counsel such documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters.


         (d) At the Closing, there shall not be pending any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.


         (e) There shall not have been any action taken, or any law, rule, regulation, order, judgment, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of IAMK, (i) makes this Agreement or any of the transactions contemplated by this Agreement illegal, (ii) results in a delay in the ability of MPL or IAMK to consummate the transactions contemplated by this Agreement beyond December 20, 2004, (iii) requires the divestiture by IAMK of a material portion of the business of either IAMK or of MPL, (iv) imposes material limitations on the ability of IAMK effectively to exercise full rights of ownership of shares of MPL including the right to vote such shares on all matters properly presented to the MPL Shareholder, or (v) otherwise prohibits, restricts, or delays consummation of the transactions contemplated by this Agreement or impairs the contemplated benefits to IAMK of this Agreement or any of the other transactions contemplated by this Agreement.

         (f) The parties to this Agreement shall have obtained at or prior to the Closing Date all unconditional written approval to this Agreement and to the execution, delivery, and performance of this Agreement by each of them of relevant governmental authorities having jurisdiction over IAMK or MPL or the subject matter of this Agreement.


         (g) The parties to this Agreement shall have obtained at or prior to the Closing Date all consents required for the consummation of the transactions contemplated by this Agreement from any unrelated third party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.


         (h) There shall not have been any material adverse change in the condition (financial or otherwise), operations, business, assets, liabilities, earnings or prospects of MPL since the date hereof.

         (i) IAMK shall conduct a due diligence review of MPL and the MPL Shareholder, including, without limitation, a review of the MPL Disclosure Letter and the documents referenced therein delivered prior to the Closing Date, and shall be reasonably satisfied with the result of such review.


         Section 4.02 Right of MPL and the MPL Shareholder to Abandon. By the election of the MPL Shareholder, the MPL Shareholder or, otherwise, MPL's Board of Directors shall have the right to abandon or terminate this Agreement if any of the following conditions shall not be true or shall not have occurred, as the case may be, as of the specified date or dates:


         (a) All representations and warranties of IAMK contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Closing Date as though such representations and warranties were then made in exactly the same language by IAMK and regardless of knowledge or lack thereof on the part of IAMK or changes beyond its control; as of the Closing Date, IAMK shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by them at or before the Closing Date by this Agreement; and MPL shall have received certificates executed by the chief executive officer and the chief financial officer of IAMK, dated the Closing Date, to that effect.


         (b) MPL shall have received at the Closing, certificates executed by the chief executive officer and the chief financial officer of IAMK, dated as of such dates, to the effect that they have carefully examined the Periodic Reports, and any amendment or supplement thereto, and, to the best of their knowledge, (i) neither any Periodic Report, nor any amendment or supplement thereto (A) contains an untrue statement of a material fact or (B) omits to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading, provided in each case that such untrue statement or omission relates to information furnished by or on behalf of, or pertaining to, IAMK or any IAMK security holder, (ii) since the date of the filing of any Periodic Report, no event with respect to IAMK or any IAMK security holder has occurred which should have been set forth in an amendment or a supplement to such Periodic Report which has not been set forth in such an amendment or supplement, (iii) any contract, agreement, instrument, lease, or license regarding IAMK required to be filed as an exhibit to any Periodic Report has been filed as an exhibit to or has been incorporated as an exhibit by reference into such Periodic Report, and (iv) to the effect of clause (k) of this Section 4.02.


         (c) IAMK shall have delivered to MPL and the MPL Shareholder at or prior to the Closing such other documents (including certificates of officers of IAMK) as MPL and the MPL Shareholder may reasonably request in order to enable MPL and the MPL Shareholder to determine whether the conditions to IAMK's obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.


         (d) All actions, proceedings, instruments, and documents required by IAMK to carry out this Agreement or incidental thereto and all other related legal matters shall be subject to the reasonable approval of counsel to MPL and the MPL Shareholder, and IAMK shall have furnished such counsel such documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters.


         (e) At the Closing Date, there shall not be pending any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.


         (f) There shall not have been any action taken, or any law, rule, regulation, order, judgment, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of MPL or the MPL Shareholder, (i) makes this Agreement or any of the transactions contemplated by this Agreement illegal, (ii) results in a delay in the ability of IAMK or MPL to consummate any of the transactions contemplated by this Agreement beyond December 20, 2004, or
(iii) otherwise prohibits, restricts, or delays consummation of the other transactions contemplated by this Agreement or impairs the contemplated benefits to the MPL Shareholder of this Agreement or any of the transactions contemplated by this Agreement.


         (g) The parties to this Agreement shall have obtained at or prior to the Closing Date all unconditional written approval to this Agreement and to the execution, delivery, and performance of this Agreement by each of them of relevant governmental authorities having jurisdiction over IAMK or MPL or the subject matter of this Agreement.


         (h) At or prior to the Closing Date, IAMK shall have made all filings, and taken all actions, necessary to comply with all reporting requirements under federal and state securities laws (including without limitation, applicable "blue-sky" laws with regard to the issuance of IAMK Common Stock as contemplated by this Agreement) other than the filing of Form D up to 15 days following the Closing. Without limiting the generality of the foregoing, any prescribed periods within which a "blue sky" or securities law administrator may disallow IAMK's notice of reliance on an exemption from such state's requirements, shall have elapsed at or prior to the Closing Date.

         (i) The parties to this Agreement shall have obtained at or prior to the Closing Date all consents required for the consummation of the transactions contemplated by this Agreement from any unrelated third party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.


         (j) MPL and the MPL Shareholder shall conduct a due diligence review of IAMK, including, without limitation, a review of the IAMK Disclosure Letter and the documents referenced therein delivered prior to the Closing Date, and same shall be satisfactory in the reasonable opinion of MPL and the MPL Shareholder.


         (k) At the Closing Date, IAMK shall have no assets and no liabilities, determined in accordance with generally accepted accounting principles in effect in the United States applied on a basis consistent with that of the financial statements of IAMK hereinabove referenced.


         (l) At or prior to the Closing Date, all holders of 5% or more of the outstanding IAMK Common Stock immediately prior to such date shall have executed and delivered to MPL the escrow agreement substantially in the form of Exhibit 4.02(l) hereto, and shall have deposited into the escrow created thereby an aggregate of 6,000,000 shares of IAMK Common Stock beneficially owned thereby that are "restricted securities" as defined in Rule 144 under the Securities Act, that have been held thereby for at least two years.


         (m) At or prior to the Closing Date, the officers, directors, and holders of 5% or more of the outstanding IAMK Common Stock immediately prior to such date shall have executed and delivered to MPL an agreement mutually acceptable in form and substance to each of such person or entity, on the one hand, and MPL, on the other hand, providing for restrictions on resale and a "leak-out" of securities following the Closing Date.


         Section 4.03 Optional Abandonment. In addition to the provisions of
Section 4.01 and Section 4.02 above, the transactions contemplated by this Agreement may be abandoned or terminated at or before the Closing notwithstanding adoption and approval of this Agreement and the transactions contemplated hereby by the stockholders of the parties hereto:


         (a) by mutual agreement of the Boards of Directors of IAMK and MPL Shareholder;


         (b) at the option of IAMK's Board of Directors or MPL Shareholder, if the Closing Date shall not have occurred on or before December 20, 2004 (or such later date as the parties may agree);


         (c) at the option of IAMK's Board of Directors, if facts exist which render impossible compliance with one or more of the conditions set forth in
Section 4.01 and such are not waived by IAMK; and


         (d) at the option of MPL Shareholder if facts exist which render impossible compliance with one or more of the conditions set forth in Section
4.02 and such are not waived by MPL Shareholder.


         Section 4.04 Effect of Abandonment. If the transactions contemplated by this Agreement are abandoned or terminated as provided for in this Article IV, except for Sections 3.01(e), 3.02(h), 4.01, 4.02 and 4.03, this Agreement shall forthwith become wholly void and of no further force or effect without liability on the part of either party to this Agreement or on the part of any officer, director, controlling person (if any), employee, counsel, agent, or stockholder thereof; provided, however, that nothing in this Section 4.04 shall release IAMK or MPL or any officer, director, controlling person (if any), employee, counsel, agent, or stockholder thereof from liability for a willful failure to carry out its respective obligations under this Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

         Section 5.01 Expenses. Whether or not the transactions contemplated in this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, will be paid by the party incurring such expense or as otherwise agreed to herein.

         Section 5.02 Brokers and Finders. Each of the parties hereto represents, as to itself, that no agent, broker, investment banker or firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, except as may be otherwise set forth herein or by separate document.

         Section 5.03 Necessary Actions. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In the event at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the proper executive officers and/or directors of IAMK or MPL, as the case may be, or the relevant MPL Shareholder or MPL Shareholder will take all such necessary action.

         Section 5.04 Extension of Time; Waivers. At any time prior to the Closing Date:

         (a) IAMK may (i) extend the time for the performance of any of the obligations or other acts of MPL or any MPL Shareholder or MPL Shareholder, (ii) waive any inaccuracies in the representations and warranties of MPL or any MPL Shareholder or MPL Shareholder, or contained herein or in any document delivered pursuant hereto by MPL or any MPL Shareholder or MPL Shareholder, and (iii) waive compliance with any of the agreements or conditions contained herein to be performed by MPL or any MPL Shareholder or MPL Shareholder. Any agreement on the part of IAMK to any such extension or waiver will be valid only if set forth in an instrument, in writing, signed on behalf of IAMK.

         (b) MPL and the MPL Shareholder (by action of the MPL Shareholder), may
(i) extend the time for the performance of any of the obligations or other acts of IAMK, (ii) waive any inaccuracies in the representations and warranties of IAMK contained herein or in any document delivered pursuant hereto by IAMK and
(iii) waive compliance with any of the agreements or conditions contained herein to be performed by IAMK. Any agreement on the part of MPL and to any such extension or waiver will be valid only if set forth in an instrument, in writing, signed on behalf of MPL.

         Section 5.05 Notices. Any notice to any party hereto pursuant to this Agreement will be in writing and given by Certified or Registered Mail or by facsimile, addressed as follows:

Interactive Marketing Technology, Inc.
12400 Ventura Blvd..                     Metrolink Global Limited
Suite 645                                Unit 503C, 5th Floor, Miramar Tower,
Stidio City, CA                          132 Nathan Road, Kowloon, Hong Kong
USA                                      Hong Kong
For the attention of Mr. Martin Goldrod  For the attention of Ms. Chen Ming Yin,
                                         Tiffany
Fax: (805) 526-8519                      Fax:  +852 2191 9890

Copy to:                                 Copy to:
John Holt Smith                          Robert Steven Brown
Kelly Litton & Vann                               Reitler Brown LLC
1900 Avenue of the Stars                 800 Third Avenue
Suite 1450                                        21st Floor
Los Angeles, CA  90067                   New York, New York 10022
Fax: (310) 277-5953                                Fax: (212) 371-5500

         Additional notices are to be given as to each party, at such other address as should be designated in writing complying as to delivery with the terms of this Section 5.05. All such notices will be effective when received.

         Section 5.06 Parties in Interest. This Agreement will inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

         Section 5.07 Counterpart. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all together will constitute one document. The delivery by facsimile of an executed counterpart of this Agreement will be deemed to be an original and will have the full force and effect of an original executed copy.

         Section 5.08 Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of any of the other provisions hereof. If any provisions of this Agreement, or the application thereof to any person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

         Section 5.09 Headings. The Article and Section headings are provided herein for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

         Section 5.10 Governing Law. This Agreement will be deemed to be made in and in all respects will be interpreted, construed and governed by and in accordance with the law of the State of New York, without regard to the conflict of law principles thereof.

         Section 5.11 Survival of Representations and Warranties. All terms, conditions, representations and warranties set forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for in it, will survive the Closing and the delivery of the shares of IAMK Common Stock to be issued hereunder at the Closing for a period of two years after Closing, regardless of any investigation made by or on behalf of any of the parties hereto.

         Section 5.12 Assignability. This Agreement will not be assignable by operation of law or otherwise and any attempted assignment of this Agreement in violation of this subsection will be void ab initio.

         Section 5.13 Amendment. This Agreement may be amended with the approval of the MPL Shareholder and the boards of directors of each of IAMK and MPL at any time. This Agreement may not be amended except by an instrument, in writing, signed on behalf of each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in a manner legally binding upon them as of the date first above written.

                                                     INTERACTIVE MARKETING
                                                     TECHNOLOGY, INC.



                                                     By_________________________
                                      Name:
                                     Title:

Attest:

------------------------------
Name:
Title:

                                                     METROLINK PACIFIC LIMITED



                                                     By_________________________
                                                          Name:
                                                          Title:

Attest:

------------------------------
Name:
Title:

                                MPL SHAREHOLDER:




By______________________________
                                      Name:
Attest:

------------------------------
Name:
Title:

                                            ORIENT FINANCIAL SERVICES LIMITED



                                            By____________________________
                                                 Name:
                                                 Title:

Attest:



------------------------------
Name:
Title:


                                            EMERGING GROWTH PARTNERS INC.



                                            By____________________________
                                                 Name:
                                                 Title:

Attest:



------------------------------
Name:
Title:

                                    Exhibit B

                            Certificate of Amendment
                       (Pursuant to NRS 78.385 and 78.390)

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit corporations

          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: Interactive Marketing Technology, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

              I. The name of this corporation is China Artists Agency, Inc.

              IV. The Corporation is authorized to issue 200,000,000 shares of common stock, par value $.001 per share.

3. The vote by which the stockholders holding such shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: __50.4%

4. Effective date of filing (optional):  ______________________________ (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required):______________________________________________

     *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

     IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

                                    Exhibit C

        NEVADA DISSENTERS' RIGHTS STATUTE -- RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.

NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370       Rights of dissenting member of domestic nonprofit corporation.

     1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
     2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
     1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
     (a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:
          (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or
          (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
     (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.
     (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

     2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
     1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
     (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
     (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

          (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:
          (I)  The surviving or acquiring entity; or
          (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or
          (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs
          (I)  and
          (II) of subparagraph (1) of paragraph (b).
     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

     1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
     2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:
          (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and
          (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410  Notification of stockholders regarding right of dissent.
     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
     2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS 92A.420       Prerequisites to demand for payment for shares.
     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
          (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
          (b)  Must not vote his shares in favor of the proposed action.
     2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.
     1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.
     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
          (a)  State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
          (b)  Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
          (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;
          (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
          (e)  Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

     1. A stockholder to whom a dissenter's notice is sent must:
          (a)  Demand payment;
          (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and
          (c) Deposit his certificates, if any, in accordance with the terms of the notice.
     2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
     2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460  Payment for shares: General requirements.
     1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
          (a) Of the county where the corporation's registered office is located; or
          (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
     2. The payment must be accompanied by:
          (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;
          (b) A statement of the subject corporation's estimate of the fair value of the shares;
          (c)  An explanation of how the interest was calculated;
          (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and
          (e)  A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.
     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.
     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
     2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
     3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
          (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
          (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.
     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
     2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
          (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
          (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
     4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                                    Exhibit D

         Interactive Marketing Technology, Inc. Form 10-KSB for 02/29/04




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-KSB





(X) ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 For the fiscal year ended February 29, 2004
                                  -----------------

( ) TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
    For the transition period from                 to
                                  -----------------   ---------------------

Commission File Number: 0-29019

                     Interactive Marketing Technology, Inc.
                     --------------------------------------
        (Exact name of small business issuer as specified in its charter)

Nevada                                                               22-3617931
------                                                               ----------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

              12400 Ventura Blvd., Suite 645, Studio City, California 91604
--------------------------------------------------------------------------------
                         (Address of principal executive offices)

                                 (818) 618-3038
                                 --------------
                           (Issuer's Telephone Number)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing
requirements for the past 90 days.    ( ) Yes     (X) No

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.

State issuer's revenues for its most recent fiscal year. $0.

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of a specified date within the past 60 days. (See definition of affiliate in Rule 12b-2 of the Exchange Act.) As of November 10, 2004, there were 8,832,000 non-affiliate shares; price of $.14 per share as of November 4, 2004, resulting in aggregate market value of approximately $1,236,480.

As of November 10, 2004, there were 13,823,667 shares of the issuer's $.001 par value common stock issued and outstanding.

Documents incorporated by reference. There are no annual reports to security holders, proxy information statements, or any prospectus filed pursuant to Rule 424 of the Securities Act of 1933 incorporated herein by reference.

Transitional Small Business Disclosure format (check one):

                         ( )   Yes          (X)  No

                                     PART I

ITEM 1. DESCRIPTION OF BUSINESS.
--------------------------------

OUR BACKGROUND. We were incorporated in the state of Nevada as Shur De Cor, Inc. on August 14, 1987. By 1999 Shur De Cor was a public company with no operations searching for a business opportunity. Shur De Cor merged with Interactive Marketing Technology, Inc., a New Jersey corporation ("Interactive New Jersey"), in an arm's length transaction in April of 1999. Interactive New Jersey was engaged in the business of direct marketing of consumer products and desired to become a public company.

Shur De Cor was the surviving corporation and changed its name to Interactive Marketing Technology, Inc. Shur De Cor's management resigned and the management of Interactive New Jersey filled the vacancies.

Through our wholly-owned subsidiary, IMT's Plumber, Inc., we produced, marketed, and sold a licensed product called the Plumber's Secret, which was discontinued during fiscal 2001. In May 2002, we discontinued our former business. We have not conducted any business since this time. We intend to reenter our former business of direct marketing of proprietary consumer products in the United States and worldwide provided that we can raise sufficient capital to do so.

We will require additional financing to implement its business strategy. At this time, no such additional financing has been secured or identified. If we are unable to obtain debt and/or equity financing upon terms that management deems sufficiently favorable, or at all, it would have a materially adverse impact upon our ability to reenter our former business. Without additional capital funding, we cannot reenter our former business. We are currently exploring all opportunities to raise the necessary capital.

FORMER BUSINESS. We were engaged in the direct marketing of proprietary consumer products in the United States and worldwide. We facilitated the design and manufacture of products and developed market strategies for such products. Our goal was to generate awareness of new and better products for the home and family and initiate consumer brand recognition of our products in the marketplace. When appropriate, we contracted with well-known personalities to serve as spokespersons for a product to increase that product's credibility and marketability. We managed all phases of our direct marketing programs and retail marketing for the products we sold, including:

     * Product selection, testing and development
     * Securing all necessary or appropriate rights to the product
     * Supervision of the manufacturing process, quality control and packaging
     * Production and broadcast of infomercials and commercials
     * In-bound telemarketing, order fulfillment and customer service
     * Print advertisements

Recent Developments. Marty Goldrod, our chief executive officer and a member of our former management, is attempting to raise capital to reenter our former business.

TRADEMARKS, LICENSE AND INTELLECTUAL PROPERTY. We do not own any patents, trademarks, licenses or other forms of intellectual property.

GOVERNMENT REGULATIONS. Various aspects of our former business were subject to regulation and ongoing review by a variety of federal, state, local and foreign government agencies. The products we sold were subject to the evaluation by the Consumer Products Safety Commission ("CPSC") which protects the public from unreasonable risk of injuries and death associated with consumer products. The advertising and marketing of the products was regulated by the Federal Trade Commission ("FTC") and the Federal Communications Commission, ("FCC"), which enforce consumer protection laws in regards to truth in advertising. When we relied on the U.S. Mail for shipment of our products the United States Post Office regulated the types of products and the manner in which they could be distributed. Each state has various comparable agencies or laws that States' Attorneys General enforce in the areas of consumer protection. These statutes, rules and regulations which were applicable to our former business were numerous, complex and subject to change.

EMPLOYEES. We do not currently have any employees hired on a full-time basis.

FACILITIES. Our headquarters are located at 12400 Ventura Blvd., Suite 645, Studio City, California 91604. The Company's principal executive office is located in the home of Marty Goldrod, the Company's chief executive officer, at 12400 Ventura Blvd. # 645, Studio City, California 91604. We have not entered into a lease of office space with Mr. Goldrod. Mr. Goldrod provides this office space to us on a rent-free basis. We do not own or otherwise use any other property. We believe that our facilities are adequate for our current needs and that additional suitable space will be available on acceptable terms as required.

ITEM 2.  DESCRIPTION OF PROPERTY.

PROPERTY HELD BY US. As of the date specified in the following table, we held the following property:

================================ ===================== =========================
        PROPERTY                    FEBRUARY 29, 2004     FEBRUARY 29, 2003
-------------------------------- --------------------- -------------------------
Cash                                       $0                    $0
-------------------------------- --------------------- -------------------------
Property and Equipment, net                $0                    $0
================================ ===================== =========================

OUR FACILITIES. Our principal executive office is located in the home of Marty Goldrod, our chief executive officer, at 12400 Ventura Blvd. # 645, Studio City, California 91604. We have not entered into a lease of office space with Mr. Goldrod. Mr. Goldrod provides this office space to us on a rent-free basis. We do not own or otherwise use any other property.

ITEM 3.  LEGAL PROCEEDINGS.

We are not a party to any legal proceedings or threatened proceedings as of the date of this filing.

ITEM 4.  SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

No matters were submitted to a vote of Security Holders during the period of this report.

                                     PART II

ITEM 5.  MARKET PRICE FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

REPORTS TO SECURITY HOLDERS. We are a reporting company with the Securities and Exchange Commission, or SEC. The public may read and copy any materials filed with the SEC at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

Our securities are not listed for trading on any exchange or quotation service. We are not required to comply with the timely disclosure policies of any exchange or quotation service. The requirements to which we would be subject if our securities were so listed typically include the timely disclosure of a material change or fact with respect to our affairs and the making of required filings. Although we are not required to deliver an annual report to security holders, we intend to provide an annual report to our security holders, which will include audited financial statements.

MARKET INFORMATION. Our common stock is traded over-the-counter and quoted on The National Quotation Bureau's Pink Sheets under the symbol "IAMK". Until April 17, 2000 our common stock was quoted on the OTC NASDAQ Electronic Bulletin Board under the symbols "IAMK" and "IAMKE". Our stock is currently traded on Pink Sheets under the symbol "IAMK". The following table represents the range of the high and low bid prices of our stock as reported by the Nasdaq Trading and Market Services for each fiscal quarter for the last two fiscal years ending February 29, 2004. The quotations reflect inter-dealer prices, retail mark-up, markdown, or commission and may not represent actual transactions.

--------------------------- -------------------------- ----------------------
    QUARTER ENDED                     HIGH                      LOW
--------------------------- -------------------------- ----------------------
  February 28, 2004                    .10                      .10
--------------------------- -------------------------- ----------------------
  November 30, 2003                    .04                      .04
--------------------------- -------------------------- ----------------------
   August 31, 2003                     .01                      .01
--------------------------- -------------------------- ----------------------
     May 31, 2003                      .00                      .00
--------------------------- -------------------------- ----------------------
  February 28, 2003                   .001                     .001
--------------------------- -------------------------- ----------------------
  November 30, 2002                   .002                     .002
--------------------------- -------------------------- ----------------------
   August 31, 2002                    .002                     .002
--------------------------- -------------------------- ----------------------
     May 31, 2002                     .015                     .015
--------------------------- -------------------------- ----------------------

We had approximately 78 stockholders of record as of March 5, 2004. We have never paid a cash dividend on its common stock and do not anticipate the payment of a cash dividend in the foreseeable future. We intend to reinvest in our business operations any funds that could be used to pay a cash dividend.

RECENT SALES OF UNREGISTERED SECURITIES. We did not sell any equity securities during the period covered by this report that were not registered under the Securities Act.

DESCRIPTION OF CAPITAL STOCK. Our authorized capital stock consists of 60,000,000 shares of $.001 par value common stock, of which 13,823,667 are issued and outstanding as of February 29, 2004. Holders of shares of our common stock are entitled to receive dividends when and as declared by our Board of Directors from funds legally available therefore. All the shares of our common stock have equal voting rights and, according to the opinion of our legal counsel, are nonassessable. Each shareholder of our common stock is entitled to share ratably in any assets available for distribution to holders our equity securities upon our liquidation. Holders of our common stock do not have preemption rights.

EQUITY COMPENSATION PLANS. We have no securities authorized for issuance under any equity compensation plans.

PENNY STOCK REGULATION. Shares of our common stock are subject to rules adopted by the Securities and Exchange Commission that regulate broker-dealer practices in connection with transactions in "penny stocks". Penny stocks are generally equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the Nasdaq system, provided that current price and volume information with respect to transactions in those securities is provided by the exchange or system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from those rules, deliver a standardized risk disclosure document prepared by the Securities and Exchange Commission, which contains the following:

     o a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading;
     o a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to violation to such duties or other requirements of securities' laws;
     o a brief, clear, narrative description of a dealer market, including "bid" and "ask" prices for penny stocks and the significance of the spread between the "bid" and "ask" price;
     o    a toll-free telephone number for inquiries on disciplinary actions;
     o definitions of significant terms in the disclosure document or in the conduct of trading in penny stocks; and
     o such other information and is in such form (including language, type, size and format), as the Securities and Exchange Commission shall require by rule or regulation.

Prior to effecting any transaction in penny stock, the broker-dealer also must provide the customer the following:

     o    the bid and offer quotations for the penny stock;
     o the compensation of the broker-dealer and its salesperson in the transaction;
     o the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and
     o monthly account statements showing the market value of each penny stock held in the customer's account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitably statement. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for a stock that becomes subject to the penny stock rules. Holders of shares of our common stock may have difficulty selling those shares because our common stock will probably be subject to the penny stock rules.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION OR PLAN OF OPERATION.

THIS FOLLOWING INFORMATION SPECIFIES CERTAIN FORWARD-LOOKING STATEMENTS OF MANAGEMENT OF THE COMPANY. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ESTIMATE THE HAPPENING OF FUTURE EVENTS ARE NOT BASED ON HISTORICAL FACT. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY, SUCH AS "MAY", "SHALL", "COULD", "EXPECT", "ESTIMATE", "ANTICIPATE", "PREDICT", "PROBABLE", "POSSIBLE", "SHOULD", "CONTINUE", OR SIMILAR TERMS, VARIATIONS OF THOSE TERMS OR THE NEGATIVE OF THOSE TERMS. THE FORWARD-LOOKING STATEMENTS SPECIFIED IN THE FOLLOWING INFORMATION HAVE BEEN COMPILED BY OUR MANAGEMENT ON THE BASIS OF ASSUMPTIONS MADE BY MANAGEMENT AND CONSIDERED BY MANAGEMENT TO BE REASONABLE. OUR FUTURE OPERATING RESULTS, HOWEVER, ARE IMPOSSIBLE TO PREDICT AND NO REPRESENTATION, GUARANTY, OR WARRANTY IS TO BE INFERRED FROM THOSE FORWARD-LOOKING STATEMENTS.

THE ASSUMPTIONS USED FOR PURPOSES OF THE FORWARD-LOOKING STATEMENTS SPECIFIED IN THE FOLLOWING INFORMATION REPRESENT ESTIMATES OF FUTURE EVENTS AND ARE SUBJECT TO UNCERTAINTY AS TO POSSIBLE CHANGES IN ECONOMIC, LEGISLATIVE, INDUSTRY, AND OTHER CIRCUMSTANCES. AS A RESULT, THE IDENTIFICATION AND INTERPRETATION OF DATA AND OTHER INFORMATION AND THEIR USE IN DEVELOPING AND SELECTING ASSUMPTIONS FROM AND AMONG REASONABLE ALTERNATIVES REQUIRE THE EXERCISE OF JUDGMENT. TO THE EXTENT THAT THE ASSUMED EVENTS DO NOT OCCUR, THE OUTCOME MAY VARY SUBSTANTIALLY FROM ANTICIPATED OR PROJECTED RESULTS, AND, ACCORDINGLY, NO OPINION IS EXPRESSED ON THE ACHIEVABILITY OF THOSE FORWARD-LOOKING STATEMENTS. NO ASSURANCE CAN BE GIVEN THAT ANY OF THE ASSUMPTIONS RELATING TO THE FORWARD-LOOKING STATEMENTS SPECIFIED IN THE FOLLOWING INFORMATION ARE ACCURATE, AND WE ASSUME NO OBLIGATION TO UPDATE ANY SUCH FORWARD-LOOKING STATEMENTS.

CRITICAL ACCOUNTING POLICY AND ESTIMATES.
-----------------------------------------

Our Management's Discussion and Analysis of Financial Condition and Results of Operations section discusses our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On an on-going basis, management evaluates its estimates and judgments, including those related to revenue recognition, accrued expenses, financing operations, and contingencies and litigation. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. The most significant accounting estimates inherent in the preparation of our financial statements include estimates as to the appropriate amounts to accrue for accounting and legal expenses. These accounting policies are described at relevant sections in this discussion and analysis and in the notes to the financial statements included in our Annual Report on Form 10-KSB for the year ended February 29, 2004.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
---------------------------------------------------------------------------

FOR THE YEAR ENDED FEBRUARY 29, 2004 COMPARED TO THE YEAR ENDED FEBRUARY 29,
2003.

PLAN OF OPERATION. We intend to reenter our former business of direct marketing of proprietary consumer products in the United States and worldwide.

In May 2002, we discontinued our former business. We were engaged in the direct marketing of proprietary consumer products in the United States and worldwide. We facilitated the design and manufacture of products and developed market strategies for such products. Our goal was to generate awareness of new and better products for the home and family and initiate consumer brand recognition of our products in the marketplace. When appropriate, we contracted with well-known personalities to serve as spokespersons for a product to increase that product's credibility and marketability. We managed all phases of our direct marketing programs and retail marketing for the products we sold.

It is imperative that we raise capital to reenter our former business. We will require additional financing. At this time, no such additional financing has been secured or identified. If we are unable to obtain debt and/or equity financing upon terms that management deems sufficiently favorable, or at all, it would have a materially adverse impact upon our ability to reenter our former business. Without additional capital funding, we cannot reenter our former business. We are currently exploring all opportunities to raise the necessary capital.

There can be no assurance that any new capital would be available to us or that there would be adequate funds for our operations, whether from our revenues, financial markets, or other arrangements available when needed or on terms satisfactory to us. We have no commitments from officers, directors or affiliates to provide funding. Our failure to obtain adequate additional financing will require us to forego reentering our former business.

INCOME, LIQUIDITY AND CAPITAL RESOURCES. We did not have revenues for the fiscal years ended February 28, 2003 and February 29, 2004. Operating expenses were zero for the fiscal year ended February 29, 2004 as compared to $58,385 for the fiscal year ended February 28, 2003. In May 2002, we discontinued our operations. We recorded $1,292,270 of income from discontinued operations for the fiscal year ended February 28, 2003, that was attributable to the relief of indebtedness from bankruptcy. Net income was zero for the fiscal year ended February 28, 2004 as compared to a net loss of $1,233,885 for the fiscal year ended February 28, 2003.

We have experienced cumulative operating losses since our inception of approximately $3,106,337. We did not have any assets as of the fiscal year ended February 28, 2004. We had current liabilities of $741,497 for such period. Current liabilities consisted of accounts payable of $253,449, accrued expenses of $336,457, shareholder advances of $26,902 and notes payable to shareholders $124,689.

OFF-BALANCE SHEET ARRANGEMENTS. There are no off balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors

ITEM 7.  FINANCIAL STATEMENTS

The financial statements required by Item 7 are presented in the following order:






             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors
  Interactive Marketing Technology, Inc.
  Studio City, California


We have audited the accompanying consolidated balance sheet of Interactive Marketing Technology, Inc. as of February 29, 2004 and the related consolidated statements of operations, stockholders' deficit, and cash flows and for each of the years ended February 29, 2004 and February 28, 2003. These consolidated financial statements are the responsibility of Interactive's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Interactive Marketing Technology, Inc. as of February 29, 2004 and the results of its consolidated operations and its cash flows for the years ended February 29, 2004 and February 28, 2003, in conformity with accounting principles generally accepted in the United States of America.


The accompanying consolidated financial statements have been prepared assuming that Interactive Marketing Technology, Inc. will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, Interactive Marketing Technology, Inc. suffered losses from operations since inception and has a working capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Malone & Bailey, PLLC
Houston, Texas
www.malone-bailey.com


September 27, 2004

                     INTERACTIVE MARKETING TECHNOLOGY, INC.
                           CONSOLIDATED BALANCE SHEET
                                February 29, 2004





ASSETS                                                            $           -
                                                                  =============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
  Accounts payable                                                $     253,449
  Accrued expenses                                                      336,457
  Shareholder advances                                                   26,902
  Notes payable - shareholders                                          124,689
                                                                  -------------
    Total current liabilities                                           741,497
                                                                  -------------

Commitments

STOCKHOLDERS' DEFICIT:
  Common stock, $.001 par value, 60,000,000 shares authorized,
    13,823,667 shares issued and outstanding                             13,824
  Additional paid-in capital                                          2,351,016
  Accumulated deficit                                                (3,106,337)
                                                                  -------------
    Total Stockholders' Deficit                                        (741,497)
                                                                  -------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                       $           -
                                                                  =============




                 See accompanying summary of accounting policies
                       and notes to financial statements.

                     INTERACTIVE MARKETING TECHNOLOGY, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               Years Ended February 29, 2004 and February 28, 2003






                                                     2004              2003
                                               --------------    ---------------

Operating expense:


  General, administrative and selling                       -            58,385
                                               --------------    --------------
    Total operating expenses                                -            58,385
                                               ==============    ==============

Loss from continuing operations                             -           (58,385)

Income (loss) from discontinued operations                  -         1,292,270
                                               --------------    --------------

Net income (loss)                              $            -    $    1,233,885
                                               ==============    ==============

Net income (loss) per share:

  Basic and diluted - continuing operations    $       (0.00)    $        (0.00)
                                               ==============    ==============
  Basic and diluted - discontinued operations  $         0.00    $         0.09
                                               ==============    ==============


Weighted average shares outstanding:
  Basic and diluted                                13,823,667        13,823,667
                                               ==============    ==============






                 See accompanying summary of accounting policies
                       and notes to financial statements.

                     INTERACTIVE MARKETING TECHNOLOGY, INC.
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT
               Years Ended February 29, 2004 and February 28, 2003

                                                          ADDITIONAL
                               COMMON STOCK                PAID-IN          ACCUMULATED          TOTAL
                          SHARES           AMOUNT          CAPITAL           DEFICIT
                       -------------    -------------  ---------------   ----------------   ----------------
Balances,

  February 28, 2002       13,823,667    $      13,824   $    2,351,016   $     (4,340,222)  $     (1,975,382)


Net income                         -                -                -          1,233,885          1,233,885
                       -------------    -------------  ---------------   ----------------   ----------------

Balances,
  February 28, 2003       13,823,667           13,824        2,351,016         (3,106,337)          (741,497)

Net income                         -                -                -                  -                  -
                       -------------    -------------  ---------------   ----------------   ----------------

Balances,
  February 29, 2004       13,823,667    $      13,824   $    2,351,016   $     (3,106,337)  $       (741,497)
                       =============    =============   ==============   ================   ================





                 See accompanying summary of accounting policies
                       and notes to financial statements.

                     INTERACTIVE MARKETING TECHNOLOGY, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
               Years Ended February 29, 2004 and February 28, 2003

                                                                 2004               2003
                                                           ---------------    ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                        $            -     $     1,233,885
  Adjustments to reconcile net loss to cash used in
    operating activities:

      Relief of debt from bankruptcy                                    -          (1,292,270)
        Changes in assets and liabilities:

          Accounts payable                                              -              50,188
                                                           --------------     ---------------

CASH FLOWS USED IN OPERATING ACTIVITIES                                 -              (8,197)
                                                           --------------     ---------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from shareholder advances                                    -               8,197
                                                           --------------     ---------------


NET CHANGE IN CASH                                                      -                   -

Cash, beginning of period                                               -                   -
                                                           --------------     ---------------

Cash, end of period                                        $            -     $             -
                                                           ==============     ===============







                 See accompanying summary of accounting policies
                       and notes to financial statements.

                     INTERACTIVE MARKETING TECHNOLOGY, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business. Interactive Marketing Technology, Inc. ("Interactive"), a Nevada corporation, was formed on April 21, 1998. Until 2001, Interactive was engaged in the direct marketing and retail of proprietary consumer products in the United States of America and worldwide. Since early 2002, Interactive has been inactive.


Interactive's wholly owned subsidiary IMT's Plumber, Inc., which was formed February 4, 1999, produced, marketed and sold a licensed product called The Plumber's Secret, which was discontinued during fiscal 2001 (see Note 3).


Principles of Consolidation. The consolidated financial statements include the accounts of Interactive's wholly owned subsidiary. All significant intercompany transactions and balances have been eliminated. Interactive's consolidated financial statements include the results of operations from the respective dates of acquisition through February 29, 2004, as applicable.

Use of Estimates. In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the statement of expenses. Actual results could differ from those estimates.

Cash and Cash Equivalents. For purposes of the statement of cash flows, Interactive considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Revenue Recognition. Interactive recognizes revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectibility is reasonably assured. Interactive had no revenues for fiscal 2004 or 2003.

Income taxes. Interactive recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. Interactive provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not.

Loss per Share. The basic net income (loss) per common share is computed by dividing the net loss applicable to common stockholders by the weighted average number of common shares outstanding.

Diluted net income (loss) per common share is computed by dividing the net loss applicable to common stockholders, adjusted on an "as if converted" basis, by the weighted average number of common shares outstanding plus potential dilutive securities. For the year ended February 29, 2004, potential dilutive securities had an anti-dilutive effect and were not included in the calculation of diluted net income (loss) per common share.

Interactive adopted the disclosure requirements of Financial Accounting Standard No. 123, Accounting for Stock-Based Compensation (FAS No. 123) and FAS No. 148 with respect to pro forma disclosure of compensation expense for options issued. For purposes of the pro forma disclosures, the fair value of each option grant is estimated on the grant date using the Black-Scholes option-pricing model.

Interactive applies APB No. 25 in accounting for its stock option plans and, accordingly, no compensation cost would be recognized in Interactive's financial statements for stock options under any of the stock plans which on the date of grant the exercise price per share was equal to or exceeded the fair value per share. However, compensation cost would be recognized for warrants and options granted to non-employees for services provided. There were no options or warrants granted in fiscal 2004 or 2003.

Recently issued accounting pronouncements. Interactive does not expect the adoption of recently issued accounting pronouncements to have a significant impact on Interactive's results of operations, financial position or cash flow.

NOTE 2 - GOING CONCERN

As shown in the accompanying consolidated financial statements, Interactive incurred recurring losses from continuing operations of $0 and $58,385 in fiscal 2004 and 2003, respectively and has a working capital deficit of $741,497 as of February 29, 2004. These conditions create an uncertainty as to Interactive's ability to continue as a going concern. Management is trying to raise additional capital through sales of common stock or convertible instruments as well as seeking financing from third parties. The consolidated financial statements do not include any adjustments that might be necessary if Integrated is unable to continue as a going concern.


NOTE 3 - DISCONTINUED OPERATIONS

In November 2000, Interactive abandoned its efforts of selling the Plumber's Secret product line to retailers. The results of operations of the product line have been reported separately as discontinued operations.

In March 2002, the joint venture "The Plumbers Secret, LLC" filed for bankruptcy under Chapter 7 in the USBC Central District of Los Angeles California. In July 2002, the joint venture was granted relief and, accordingly, Interactive no longer has any remaining obligations for the joint venture and recorded income from discontinued operations of $1,292,270 for the cancelation of debt.


NOTE 4 - COMMITMENTS

Interactive neither owns nor leases any real or personal property, and a related party has provided office services without charge. Such costs are immaterial to the financial statements and accordingly are not reflected herein.


NOTE 5 - INCOME TAXES


For the years ended February 29, 2004 and 2003, Interactive incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $3,100,000 at February 29, 2004, and will expire in the years 2014 through 2024.


Deferred income taxes consist of the following at February 29, 2004:

    Long-term:

      Deferred tax assets                               $    1,050,000
      Valuation allowance                                   (1,050,000)
                                                        --------------

                                                        $            -
                                                        ==============


NOTE 6 - COMMON STOCK AND STOCK OPTIONS

Stock Options

In March 2000, Interactive's board of directors and shareholders approved and adopted the 2000 Stock Option Plan ("the 2000 plan"), as amended in June 2000. An aggregate of 10,000,000 shares of common stock are reserved for issuance under the 2000 plan.

The exercise price for each option shall be equal to not less than 100% of the fair market value of the common stock on the date of grant, as defined. The 2000 plan shall terminate ten years after its adoption by the board of directors and may be terminated by the board of directors on any earlier date, as defined.


There were no options issued for fiscal 2004 or 2003.



The following table summarizes stock option activity




                                                               WEIGHTED AVERAGE
                                                  OPTIONS        SHARE PRICE
                                                -------------  --------------


Outstanding, March 1, 2002                          2,642,000            n/a
Granted                                                     -            n/a
Canceled                                           (1,892,000)           n/a
Exercised                                                   -            n/a
                                                -------------  -------------
Outstanding, February 28, 2003                        750,000            n/a
Granted                                                     -            n/a
Canceled                                                    -            n/a
Exercised                                                   -            n/a
                                                -------------  -------------
Outstanding, February 29, 2004                        750,000            n/a
                                                -------------  -------------
Exercisable at February 29, 2004                      750,000            n/a
                                                =============  =============
Weighted-average remaining, years
  of contractual life as of February 29, 2004               6            n/a
                                                =============  =============

ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS.

There have been no changes in or disagreements with our accountants since our formation required to be disclosed pursuant to Item 304 of Regulation S-B.

ITEM 8A. CONTROLS AND PROCEDURES.

(a) Evaluation of disclosure controls and procedures. We maintain controls and procedures designed to ensure that information required to be disclosed in the reports that we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Based upon their evaluation of those controls and procedures performed as of the end of the period covered by this annual report, our chief executive officer and the principal financial officer concluded that our disclosure controls and procedures were adequate.

(b) Changes in internal controls. There were no significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation of those controls by the chief executive officer and principal financial officer.

                                    PART III

ITEM 9.  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

Executive Officers and Directors. Our officers and directors are specified on the table below:

================ ======== =====================================================
Name               Age    Position
---------------- -------- -----------------------------------------------------
Martin Goldrod      62    President, Chief Executive Officer, Chief
                          Financial Officer, Treasurer, Secretary, Director
================ ======== =====================================================

MARTIN GOLDROD. Mr. Goldrod has been employed us in various capacities since May 1996. Mr. Goldrod has served as our President and Chief Executive Officer since January 15, 2002. He served as our Executive Vice President and Chief Operating Officer from February 1999 to January 15, 2002. Mr. Goldrod was appointed as a Director on January 28, 2000 and appointed as Secretary on April 7, 2000. He served as our Vice President of Operations from May 1996 to February 1999. Mr. Goldrod has over 25 years experience in management and promotion on the local, regional and national level related to record companies such as Capital Records, Arista Records and Mercury Records. Mr. Goldrod is not an officer or directory of any other reporting company.

There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

AUDIT COMMITTEE AND FINANCIAL EXPERT. Because our Board of Director currently consists of only one member and we do not have the resources to expand our management at this time, we do not have an audit committee, nor do we have a financial expert on our Board of Directors as that term is defined by Item 401(e)2.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of a class of our equity securities which are registered under the Exchange Act to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of such registered securities. Such executive officers, directors and greater than 10% beneficial owners are required by Commission regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

To our knowledge, based solely on a review of the copies of such reports furnished to us and on representations that no other reports were required, no person required to file such a filed such a report during fiscal 2004. Based on stockholder filings with the SEC, Martin Goldrod is subject to Section 16(a) filing requirements.

CODE OF ETHICS. The Board of Directors adopted a Code of Ethics in February 2004, meeting the requirements of Section 406 of the Sarbanes-Oxley Act of 2002. We will provide to any person without charge, upon request, a copy of such Code of Ethics. Persons wishing to make such a request should contact Martin Goldrod, Chief Executive Officer, 12400 Ventura Blvd. #645, Studio City, California 91604, (818) 618-3038.

ITEM 10.  EXECUTIVE COMPENSATION

Any compensation received by our officers, directors, and management personnel will be determined from time to time by our Board of Directors. Our officers, directors, and management personnel will be reimbursed for any out-of-pocket expenses incurred on our behalf.

SUMMARY COMPENSATION TABLE. The table set forth below summarizes the annual and long-term compensation for services in all capacities to us payable to our chief executive officer and our other executive officers during the year ending February 29, 2003 and 2003. Our Board of Directors may adopt an incentive stock option plan for our executive officers which would result in additional compensation.

=================== ======= =================================== ========================================== =================
                                  ANNUAL COMPENSATION                     LONG TERM COMPENSATION
------------------- ------- ----------------------------------- ------------------------------------------ -----------------
     NAME AND        YEAR     SALARY  BONUS     OTHER ANNUAL               AWARDS               PAYOUTS       ALL OTHER
PRINCIPAL POSITION            ($)      ($)    COMPENSATION ($)                                               COMPENSATION
------------------- ------- -------- -------- ----------------- ------------------------------ ----------- -----------------
                                                                RESTRICTED      SECURITIES       LTIP
                                                                   STOCK        UNDERLYING     PAYOUTS
                                                                AWARDS ($)   OPTIONS/SARS (#)     ($)
------------------- ------- -------- -------- ----------------- ------------ ----------------- ----------- -----------------
Martin Goldrod,     2004     None     None          None           None            None           None           None
CEO and Director
------------------- ------- -------- -------- ----------------- ------------ ----------------- ----------- -----------------
                    2003     None     None          None           None            None           None           None
=================== ======= ======== ======== ================= ============ ================= =========== =================

COMPENSATION OF DIRECTORS. Our current director receives no extra compensation for his service on our board of directors.

COMPENSATION OF OFFICERS. As of November 14, 2004, our officers have received no compensation for their services provided to us.

EMPLOYMENT CONTRACTS. We have not entered into formal written employment agreements with our officer and director.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.
------------------------------------------------------------------------

The following table sets forth certain information regarding the beneficial ownership of our common stock as of November 14, 2004, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group. The percentages in the table assume that the selling security holders will not sell any of their shares which are being registered in this registration statement.

=============== ====================================== ================================== ================
TITLE OF CLASS  NAME AND ADDRESS  OF BENEFICIAL OWNER   AMOUNT AND NATURE OF BENEFICIAL   PERCENT OF CLASS
                                                                    OWNER(1)
--------------- -------------------------------------- ---------------------------------- ----------------
Common Stock    Martin Goldrod                                                                  3.4%
                12400 Ventura Blvd., Suite 645                   475,000 shares
                Studio City, CA 91604                    president, treasurer, director
--------------- -------------------------------------- ---------------------------------- ----------------
Common Stock    Sandy Lang                                                                     32.7%
                5120 Whitsett Ave.
                Valley Village, CA 91604                        4,516,667 shares
--------------- -------------------------------------- ---------------------------------- ----------------
Common Stock    All directors and named executive                                               3.4%
                officers as a group                              475,000 shares
=============== ====================================== ================================== ================

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

CHANGES IN CONTROL. Our management is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403(c) of Regulation S-B.

ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.
---------------------------------------------------------

RELATED PARTY TRANSACTIONS. We have not been a party to any actual or proposed transactions in which our executive officers, directors, 5% stockholders or immediate family members of such persons had or is to have a direct or indirect material interest.

With regard to any future related party transactions, we plan to fully disclose any and all related party transactions, including, but not limited to, the following:

     o    disclose such transactions in prospectuses where required;
     o disclose in any and all filings with the Securities and Exchange Commission, where required;
     o    obtain disinterested directors consent; and
     o    obtain shareholder consent where required.

ITEM 13.  EXHIBITS AND REPORTS ON FORM 8-K

(A) EXHIBIT NO.

3.1   Articles of Amendment to Articles of Incorporation (1)

3.2   Articles of Incorporation (2)

3.2   Bylaws (2)

31 Rule 13a-14(a)/15d-14(a) Certification of Chief Executive Officer and Chief Financial Officer

32 Section 906 Certification by Chief Executive Officer and Chief Financial Officer


(1) Filed as Exhibit 3.1 to our Form 10-QSB, as amended, filed with the Securities and Exchange Commission on October 23, 2001, and incorporated herein by reference.

(2) Filed as Exhibit 2.1 and 2.3 to our Form 10-SB, as amended, filed with the Securities and Exchange Commission on January 19, 2000, and incorporated herein by reference.

(b) Reports on Form 8-K

No reports on Form 8-K were filed during the last quarter of the period covered by this annual report on Form 10-KSB.

ITEM 14.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
--------------------------------------------------

AUDIT FEES. The aggregate fees billed in each of the years ended February 29, 2004 and February 28, 2003 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our Form 10-KSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those years were $3,500 and $0, respectively.

AUDIT-RELATED FEES. There were no fees billed for services reasonably related to the performance of the audit or review of the financial statements outside of those fees disclosed above under "Audit Fees" for years ended February 29, 2004 and 2002.

TAX FEES. For the years ended February 29, 2004 and February 28, 2003, our principal accountants did not render any services for tax compliance, tax advice, and tax planning work.

ALL OTHER FEES. The aggregate fees billed for each of the fiscal years ended February 28, 2003 and February 29, 2004 and for products and services provided by the principal accountant, other than the services reported above was $0.

PRE-APPROVAL POLICIES AND PROCEDURES. Prior to engaging its accountants to perform a particular service, our board of directors obtains an estimate for the service to be performed. All of the services described above were approved by the board of directors in accordance with its procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned in Studio City, California, on November 10, 2004.

                     Interactive Marketing Technology, Inc.
                     a Nevada corporation


                     By:    /s/  Martin Goldrod
                            -------------------------------------------
                            Martin Goldrod
                     Its: principal executive officer and financial officer President, secretary, treasurer, and a director


In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By:      /s/ Martin Goldrod                                November 10, 2004
         --------------------------------------------
         Martin Goldrod
Its:     principal executive officer, principal financial officer
         president, secretary, treasurer and a director

                                    Exhibit E

                            MPL FINANCIAL STATEMENTS


Together Again Limited/Merolink Pacific Limited
For the period from 1 January 2004 to 30 September 2004

                                             Consolidation Total
                                                     HK$
Income Statement

Income
          Net Service Income                            19,605,624.16
                                            --------------------------
          Artists Income                                15,389,843.00
Less:     Artists Commission                            (3,494,969.00)
                                            --------------------------
          Net Artists Income                            11,894,874.00
                                            --------------------------
Other Income
          Interest received                                    629.81
Total Net Income                                        31,501,127.97
Administration Expenses                                 (6,470,517.62)
                                            --------------------------
Net profit for the period                               25,030,610.35
Dividend paid                                          (25,000,000.00)
Retained earning/(loss) bought forward                   4,849,797.03
                                            --------------------------
Retained earning carried forward                         4,880,407.38
                                            ==========================

Balance Sheet

Non-current assets
          Property, plant and equipment                      2,451.00
          Investment in subsidiaries                             0.00
                                            --------------------------
                                                             2,451.00
                                            --------------------------
Current assets
          Trade debtors                                  1,559,687.92
          Deposits and prepayments                      18,597,038.25
          Amount due from shareholders                      83,473.80
          Short term loan receivable                        14,766.00
          Bank balances and cash                         6,286,102.92
                                            --------------------------
                                                        26,541,068.89
                                            --------------------------

Current liabilities
          Trade creditors                                  (53,940.80)
          Accounts payable                              (1,232,885.47)
          Other creditors and accruals                 (16,159,023.04)
                                            --------------------------
                                                       (17,445,849.31)
                                            --------------------------
Net Current Assets                                       9,095,219.58
                                            --------------------------
                                                         9,097,670.58
                                            ==========================

Capital and reserves
Share capital                                              375,024.00
Share premium                                            3,842,239.20
Retained profits                                         4,880,407.38
                                            --------------------------
                                                         9,097,670.58
                                            ==========================

Control total



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